As filed with the Securities and Exchange Commission on February 19, 2026
Securities Act File No.

333-292558

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2

Registration Statement
under

☒	the Securities Act of 1933
☒	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.

GREAT ELM CAPITAL CORP.
(Registrant’s Exact Name as Specified in Charter)

3801 PGA Boulevard,
Suite 603
Palm Beach Gardens
,
Florida
33410
(Address of Principal Executive Offices)
(
617
)
375-3006
(Registrant’s Telephone Number, including Area Code)
Matt Kaplan
President and Chief Executive Officer
Great Elm Capital Corp.
3801 PGA Boulevard
,
Suite 603
Palm Beach Gardens
,
Florida
33410
(Name and Address of Agent for Service)

COPIES TO:

Christopher P. Healey Davis Polk & Wardwell LLP 1050 17th Street, NW Washington, DC 20036 (202) 962-7036	Hillary A. Coleman Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 (212) 450-4733

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION, DATED FEBRUARY 19, 2026
GREAT ELM CAPITAL CORP.
1,290,000 Shares of Common Stock

We operate as a
closed-end,
externally managed,
non-diversified
management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We seek to generate both current income and capital appreciation through debt and income generating equity investments, including investments in specialty finance businesses and collateralized loan obligations (“CLOs”). Our external investment manager, Great Elm Capital Management, LLC (“GECM”) provides the administrative services necessary for us to operate.
This prospectus relates to the potential sale from time to time of up to 1,290,000 shares (the “Secondary Shares”) of our common stock, par value $0.01 per share (“common stock”), by the selling stockholders identified under “Selling Stockholders” (the “selling stockholders”). We will not receive any proceeds from the sale of the Secondary Shares by the selling stockholders. Sales of the Secondary Shares by the selling stockholders, which may occur at prices below the net asset value per share of our common stock, may adversely affect the market price of our common stock and may make it more difficult for us to raise capital. The selling stockholders may sell the Secondary Shares covered by this prospectus in a number of different ways and at varying prices. We provide more information about how the selling stockholders may sell the Secondary Shares under “Plan of Distribution.” Our common stock is listed on the NASDAQ Global Market (“Nasdaq”) under the ticker symbol “GECC.” You should read this prospectus and any applicable prospectus supplement carefully before you invest in our common stock.
On February 18, 2026, the last reported sale price of our common stock on Nasdaq was $6.79. We are required to determine the net asset value (“NAV”) per share of our common stock on a quarterly basis. On September 30, 2025, our net asset value per share was $10.02. Shares of closed-end
investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering.
Investing in our common stock involves a high degree of risk. See “Risk Factors” beginning on page 9 of this prospectus to read about factors you should consider, including the risk of leverage, before
investing in our common stock.
This prospectus sets forth concisely important information you should know before investing in our common stock. Please read it and the documents we refer you to carefully in their entirety before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410, by calling us collect at (617)
375-3006
or by sending an email to investorrelations@greatelmcap.com. The Securities and Exchange Commission maintains a website at http://www.sec.gov where such information is available without charge.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is dated    , 2026.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we filed with the SEC, using a “shelf” registration process. The prospectus relates to the Secondary Shares, which the selling stockholders may sell from time to time. We will not receive any of the proceeds from these sales. Expenses incurred in registering these shares, including legal and accounting fees, will be borne by the Company. You should read this prospectus carefully before you invest in our common stock. It is important for you to read and consider all of the information contained in this prospectus before making your investment decision. See “Where You Can Find More Information” in this prospectus.
We have not, and the selling stockholders have not, authorized any other person to provide you with additional information, or with information different from that contained in this prospectus. Neither we nor the selling stockholders take responsibility for, nor provide any assurance as to the reliability of, any other information that others may give to you. The selling stockholders are not making an offer to sell the Secondary Shares in any jurisdiction where the offer or sale is not permitted. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the Secondary Shares to which it relates. You should assume that the information appearing in this prospectus is accurate only as of the date on its front cover. Our business, financial condition, results of operations and prospects may have changed since such date. To the extent required by law, we will amend or supplement the information contained in this prospectus. We encourage you to consult your own counsel, accountant and other advisors for legal, tax, business, financial and related advice regarding an investment in our securities.
The terms “we,” “us,” “our,” “the Company” and “GECC” in this prospectus refer to Great Elm Capital Corp., a Maryland corporation, and its subsidiaries.

ii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in this prospectus and the other information included in this prospectus and the documents to which we have referred.
Great Elm Capital Corp.
We are a Maryland corporation that was formed in April 2016. We operate as a closed-end,
externally managed,
non-diversified
management investment company that has elected to be regulated as a BDC under the Investment Company Act. In addition, for tax purposes, we elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with our tax year starting October 1, 2016.
We seek to generate both income and capital appreciation through debt and income-generating equity investments, including investments in specialty finance businesses and CLOs. To achieve our investment objective, we invest in secured and senior secured debt instruments of middle market companies, as well as income-generating equity investments in specialty finance companies, that we believe offer sufficient downside protection and have the potential to generate attractive returns. We generally define middle market companies as companies with enterprise values between $100 million and $2 billion.
In addition, we invest in CLOs and related warehouse facilities through our joint venture, CLO Formation JV, LLC (the “CLO JV”), LLC. Further, we make debt and equity investments in companies and operating platforms that originate and/or service commercial specialty finance businesses, including factoring, equipment finance, inventory leasing, merchant cash advance and hard money real estate lending. We also invest directly (including via participation) in the investments made by such businesses.
We also make investments throughout other portions of a company’s capital structure, including subordinated debt, mezzanine debt, and equity or equity-linked securities. We source these transactions directly with issuers and in the secondary markets through relationships with industry professionals.
Great Elm Capital Management, LLC
We are managed by GECM, whose investment team has an aggregate of more than 100 years of experience in financing and investing in leveraged middle-market companies. GECM’s team is led by Matt Kaplan, GECM’s Portfolio Manager and our President and Chief Executive Officer. GECM’s investment committee includes Matt Kaplan, Adam M. Kleinman, Jason W. Reese and Nichole Milz. Great Elm Group, Inc. (“GEG”) is the parent company of GECM.
GECM has entered into a shared services agreement (the “Shared Services Agreement”) with Imperial Capital Asset Management, LLC (“ICAM”), pursuant to which ICAM makes available to GECM certain back-office employees of ICAM to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.
We entered into an investment management agreement with GECM, dated as of September 27, 2016, and subsequently amended and restated as of August 1, 2022 (the “Investment Management Agreement”), pursuant to which GECM provides investment advisory services to GECC. GECM’s investment advisory and management services are subject to the overall supervision of our Board of Directors (the “Board”). For providing these services, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.

The base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (determined in conformity with generally accepted accounting principles in the United States (“GAAP”) (other than cash or cash equivalents but including assets purchased with borrowed funds or other forms of leverage)) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is based on income (the “Income Incentive Fee”) and the other component is based on capital gains (the “Capital Gains Incentive Fee”). See “The Company—Investment Management Agreement.”
Pursuant to the administration agreement, dated as of September 27, 2016 (the “Administration Agreement”), by and between us and GECM, GECM furnishes us with administrative services and we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.
Risk Factors
Investment in our securities involves a number of significant risks relating to our investments and our business and structure that you should consider before investing in our securities.
Our business is subject to a number of risks and uncertainties, including the following:

•
We face competition for investment opportunities. Limited availability of attractive investment opportunities in the market could cause us to hold a larger percentage of our assets in liquid securities until market conditions improve.

•
Our portfolio is limited in the number of portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

•
Our portfolio is concentrated in a limited number of industries, which subjects us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

•	Defaults by our portfolio companies may harm our operating results.

•	A failure to detect fraud with respect to our specialty finance investments.

•	We may not realize gains from our equity investments.

•	By investing in companies that are experiencing significant financial or business difficulties, we are exposed to distressed lending risks.

•
Certain of the companies we target may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

•
Investing in middle market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or notes or fails to perform as we expect.

•
An investment strategy that includes privately held companies presents challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

•	Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	Our failure to maintain our status as a BDC would reduce our operating flexibility.

•
Regulations governing our operations as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	We will be subject to corporate level U.S. federal income tax if we are unable to qualify as a RIC under the Code.

•	We may incur additional debt, which could increase the risk in investing in our Company.

•
The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

•	There are significant potential conflicts of interest that could impact our investment returns.
As a BDC with less than $100 million in annual investment income, we are not subject to the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). Some investors may find our securities less attractive because we are not subject to such auditor attestation requirement, which could lead to a less active and more volatile trading market for our securities.
See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.
Our Corporate Information
Our offices are located at 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410 and our phone number is (617)
375-3006.
GECM’s offices are located at 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410.
We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated in a part of this prospectus. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410 or by calling us collect at (617)
375-3006.
The SEC maintains a website at http://www.sec.gov where such information is available without charge.
Private Placement
On August 27, 2025, we entered into Stock Purchase Agreement with Poor Richard LLC, a Delaware limited liability company (“Poor Richard”), an affiliate of Booker Smith, pursuant to which Poor Richard purchased, and the Company issued, 1,290,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (“common stock”), at a price of $11.65 per share, for an aggregate purchase price of $15,028,500. The Shares were issued in a private placement exempt from registration under Section 4(a)(2) and Rule 506(b) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The Stock Purchase Agreement contains registration rights covenants under which we granted Poor Richard customary registration rights with respect to the registration of the Shares. This prospectus is being filed to satisfy our obligations under such registration rights covenants.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, common stockholders will indirectly bear such fees or expenses.

Stockholder Transaction Expenses:
Sales Load (as a percentage of offering price)	—%	(1)
Offering Expenses (as a percentage of offering price)	—%	(2)
Dividend Reinvestment Plan Expenses	—	(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)	—%
Annual Expenses (as a percentage of net assets attributable to common shares):
Base Management Fee	3.59%	(4)
Incentive Fee	2.62%	(5)
Interest Payments on Borrowed Funds	9.20%	(6)
Acquired Fund Fees and Expenses	0.98%	(7)
Other Expenses	3.95%	(8)
Total Annual Expenses	19.35%

(1)	In the event that any shares of common stock are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)
In the event that any shares of common stock are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. For additional information, see “Dividend Reinvestment Plan.”

(4)
We are externally managed by GECM and our base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage). Consequently, if we have borrowings outstanding, the base management fee as a percentage of net assets attributable to common shares would be higher than if we did not utilize leverage.

(5)	See “The Company-Investment Management Agreement.”
(6)
Assumes borrowings representing approximately 152% of our average net assets at an average annual interest rate of 7.79%. The amount of leverage that we may employ at any particular time will depend on, among other things, our Board’s and GECM’s assessment of market and other factors at the time of any proposed borrowing.

(7)
“Acquired Fund Fees and Expenses” represents our estimated indirect expense incurred due to investments in other investment companies and private funds. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Company. Acquired Fund Fees and Expenses are not direct costs of the Company.

(8)	“Other Expenses” represent our estimates for the current fiscal year ending December 31, 2025.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (assumes no return from net realized capital gains) (none of which is subject to the capital gains incentive fee)	$177	$433	$632	$958
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the capital gains incentive fee)	$185	$451	$652	$971
This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.
While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under the Investment Management Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

FINANCIAL HIGHLIGHTS
Information regarding our financial highlights for the fiscal years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016 is incorporated by reference herein from our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed on March 10, 2025, which may be obtained from www.sec.gov or upon request. Information regarding our financial highlights for the fiscal years ended December 31, 2024, 2023, 2022, 2021, 2020 and 2019 has been audited by an independent registered public accounting firm whose report thereon is incorporated by reference in this prospectus under the heading “Independent Registered Public Accounting Firm” from our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed on March 10, 2025, which may be obtained from www.sec.gov or upon request. Information regarding our financial highlights for the nine months ended September 30, 2025 is incorporated by reference herein from our Quarterly Report on Form
10-Q
for the quarterly period ended September 30, 2025, filed on November 4, 2025, which may be obtained from www.sec.gov or upon request.

SENIOR SECURITIES
Information about our senior securities, including our outstanding long-term debt, as of the fiscal years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016 is located in the notes to our consolidated financial statements under the caption “Debt” in our most recent Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed on March 10, 2025, and is incorporated herein by reference, along with any amendments reflected in subsequent filings with the SEC. Information about our senior securities, including our outstanding long-term debt, for the period between the end of our latest fiscal year and the date of our latest statement of assets and liabilities is located in the notes to our unaudited consolidated financial statements under the caption “Debt” in our most recent Quarterly Report on Form
10-Q
for the quarterly period ended September 30, 2025, filed on November 4, 2025, and is incorporated herein by reference. The report of an independent registered public accounting firm, related to our consolidated statements of assets and liabilities, including the consolidated schedules of investments, as of December 31, 2024, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2024, and financial highlights for each of the five years in the period then ended, and the related notes, which include the senior securities table in “Note 5—Debt”, is incorporated by reference in this prospectus under the heading “Independent Registered Public Accounting Firm.”

SHARE PRICE DATA
Our common stock is traded on Nasdaq under the symbol “GECC.” The following table
sets forth: (i) net asset value (“NAV”) per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on Nasdaq during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the relevant period, and (iv) the distributions per share of our common stock declared during the applicable period.

			Closing Sales Price(1)		Premium (Discount) of High Sales Price to NAV(1)(2)	(Discount) of Low Sales Price to NAV(1)(2)	Distributions Declared(3)
Period	NAV(1)		High	Low
Fiscal Year ending December 31, 2025
Fourth Quarter	$	N/A	$8.98	$6.66	—	—	0.37
Third Quarter		10.02	11.45	10.02	14.4%	0.1%	0.37
Second Quarter		12.10	11.11	9.20	(8.2)%	(24.0)%	0.37
First Quarter		11.46	11.34	10.02	(1.0)%	(12.6)%	0.37
Fiscal Year ending December 31, 2024
Fourth Quarter		$11.79	$10.99	$9.68	(6.8)%	(17.9)%	$0.35
Third Quarter		12.04	10.90	9.66	(9.5)%	(19.8)%	0.35
Second Quarter		12.06	10.91	10.07	(9.5)%	(16.5)%	0.35
First Quarter		12.57	11.10	10.22	(11.7)%	(18.7)%	0.35
Fiscal Year ending December 31, 2023
Fourth Quarter		$12.99	$10.98	$8.51	(15.5)%	(34.5)%	$0.45
Third Quarter		12.88	10.25	7.68	(20.4)%	(40.4)%	0.35
Second Quarter		12.21	9.10	7.58	(25.5)%	(37.9)%	0.35
First Quarter		11.88	9.75	8.50	(17.9)%	(28.5)%	0.35
Fiscal Year ending December 31, 2022
Fourth Quarter		$11.16	$10.29	$8.17	(7.8)%	(26.8)%	$0.45
Third Quarter		12.56	12.70	8.04	1.1%	(36.0)%	0.45
Second Quarter		12.84	15.00	12.30	16.9%	(4.2)%	0.45
First Quarter		15.06	18.99	13.80	26.1%	(8.4)%	0.60

(1)	High and low closing sales prices for the first quarter in the fiscal year ending December 31, 2022 have been adjusted retroactively for the reverse stock split effected on February 28, 2022.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. As disclosed in the table above, our common stock has historically traded for an amount less than or approximately equal to our net asset value. The possibility that our shares of common stock will trade at a discount or premium to net asset value is separate and distinct from the risk that our net asset value will decrease. See “Risk Factors — Risks Relating to Offerings Pursuant to this Prospectus – Shares of closed-end
investment companies, including BDCs, frequently trade at a discount from their NAV.”
For all periods presented in the table above, there was no return of capital included in any distribution
.
The last reported closing price for our common stock on February 18, 2026, was $6.79 per share. As of February 18, 2026, we had 10 record holders of our common stock.

RISK FACTORS
Investing in our securities involves a number of significant risks. Before you invest in the Secondary Shares, you should be aware of various risks with an investment, including those described below and elsewhere in this prospectus, any accompanying prospectus supplement, any related free writing prospectus we may authorize in connection with a specific offering, “Part 1, Item IA. Risk Factors” in our most recent Annual Report on Form
10-K,
which is incorporated by reference herein in its entirety, and any other document incorporated by reference herein. You should carefully consider these risk factors, together with all of the other information included in this prospectus, any accompanying prospectus supplement, and any related free writing prospectus we may authorize in connection with a specific offering, before you decide whether to make an investment in our Secondary Shares. The risks set out and described in these documents are not the only risks we face. The risks described below, as well as additional risks and uncertainties presently unknown by us or currently not deemed significant, could negatively affect our business, financial condition and results of operations. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value (“NAV”) and the trading price of our securities could decline, and you may lose all or part of your investment. Please also read carefully the section titled “Cautionary Note Regarding Forward-Looking Information.”
Risks Relating to Our Investments
Our portfolio companies may experience financial distress and our investments in such companies may be restructured.
Our portfolio companies may experience financial distress from time to time. Debt investments in such companies may cease to be income-producing, may require us to bear certain expenses to protect our investment and may subject us to uncertainty as to when, in what manner and for what value such distressed debt will eventually be satisfied, including through liquidation, reorganization or bankruptcy. Any restructuring can fundamentally alter the nature of the related investment, and restructurings may not be subject to the same underwriting standards that GECM employs in connection with the origination of an investment. In addition, we may write-down the value of our investment in any such company to reflect the status of financial distress and future prospects of the business. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to us. For example, if an exchange offer is made or plan of reorganization is adopted with respect to the debt securities we currently hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will have a value or income potential similar to what we anticipated when our original investment was made or even at the time of restructuring. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to us, or we may receive equity securities, which may require significantly more of our management’s time and attention or carry restrictions on their disposition.
We face increasing competition for investment opportunities. Limited availability of attractive investment opportunities in the market could cause us to hold a larger percentage of our assets in liquid securities until market conditions improve.
We compete for investments with other BDCs and investment funds (including specialty finance companies, private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors have a lower cost of capital and access to funding sources that are not available to us, including from the Small Business Administration. In addition, increased competition for attractive investment opportunities allows debtors to demand more favorable terms and offer fewer contractual protections to creditors.

Some of our competitors have higher risk tolerances or different risk assessments than we do. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market would force us to accept less attractive investment terms. GECM may, at its discretion, decide to pursue such opportunities if it believes that they are in our best interest; however, GECM may decline to pursue available investment opportunities that, although otherwise consistent with our investment policies and objectives, in GECM’s view present unacceptable risk/return profiles. Under such circumstances, we may hold a larger percentage of our assets in liquid securities until market conditions improve in order to avoid having assets remain uninvested. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment Company Act imposes on us as a BDC. We believe that competitors will make first and second-lien loans with interest rates and returns that are lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns offered to prospective portfolio companies.
We are invested in a limited number of portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.
Our portfolio is likely to hold a limited number of portfolio companies. Beyond the asset diversification requirements associated with qualifying as a RIC, we do not have fixed guidelines for diversification, and our investments are likely to be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some funds, we are more susceptible to failure if a single investment fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.
Our portfolio is subject to change over time and may be concentrated in a limited number of industries, which subjects us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
Our portfolio is likely to be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact our aggregate realized returns. We may concentrate our investments in issuers that are part of the specialty finance industry, which represents approximately 9% of our total investments at fair value as of September 30, 2025. Such concentration may change as a result of additional investments in, or divestments in, the specialty finance industry and/or fluctuations in the fair value of our investments in the specialty finance industry and other industries.
In addition, we may from time to time invest a relatively significant percentage of our portfolio in industries in which GECM does not necessarily have extensive historical research coverage. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.
We are exposed to risks relating to our specialty finance investments.
There is no guarantee that our controls to monitor and detect fraud with respect to our specialty finance business will be effective and, as a result, we could face exposure to the credit risk associated with such investments. With respect to our asset-based loans, we generally limit our lending to a percentage of the customer’s borrowing base assets that we believe can be readily liquidated in the event of financial distress of the borrower. With respect to our factoring products, we purchase the underlying invoices of our customers and become the direct payee under such invoices, thus transferring the credit risk in such transactions from our customers to the underlying account debtors on such invoices. In the event one or more of our customers fraudulently represents the existence or valuation of borrowing base assets in the case of an asset-based loan, or the existence or validity of an invoice we purchase in the case of a factoring transaction, we may advance more funds to such customer than we otherwise would and lose the benefit of the structural protections of our products with respect to such advances. In such event we could be exposed to material additional losses with respect to such loans or factoring products.
Any unrealized losses we experience in our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at fair value as determined in good faith by our Board. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. Decreases in the fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.
Our investments may be risky, and we could lose all or part of our investments.
Our equity and debt investments are risky. Our debt portfolios, including those held by our specialty finance companies, are subject to credit and interest rate risk. “Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, subordination, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade. “Interest rate risk” refers to the risks associated with market changes in interest rates. Factors that may affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, money supply and the monetary policies of the Federal Reserve Board and central banks throughout the world, international disorders and instability in domestic and foreign financial markets. The Federal Reserve Board has since raised the federal funds rate and may raise, maintain or lower the federal funds rate in the future. These developments, along with domestic and international debt and credit concerns, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms. Interest rate changes may also affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed-rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments may also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including, among other factors, the index chosen, frequency of reset and reset caps or floors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. We expect that we will periodically experience imbalances in the interest rate sensitivities of our assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, we may not be able to manage this risk effectively, which in turn could adversely affect our performance.
Our investments may also consist of broadly syndicated loans that were not originated by us. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a set percentage of holders of indebtedness. Accordingly, we may be precluded from directing such actions unless we or our investment adviser is the designated administrative agent or collateral agent or we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure shareholders that the actions taken will be in our best interests. There is also a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.
Some of the loans in which we may invest, including broadly syndicated loans, may be “covenant-lite” loans, which means the loans contain fewer covenants than other loans (in some cases, none) and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by us in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. We may also experience delays in enforcing our rights under covenant-lite loans. Additionally, we may also be exposed to more risks related to liquidity, price volatility, ability to restructure loans, credit risks and less protective loan documentation, than is the case with other loans. As a result of these risks, our exposure to losses may be increased, which could result in an adverse impact on our net income and NAV.
There is a risk that the collateral securing our loans and notes may decrease in value over time, may be difficult to sell in a timely manner or at all, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan or note. Consequently, the fact that a loan or note is secured does not guarantee that we will receive principal and interest payments according to the loan’s or note’s terms, or at all, or that we will be able to collect on the loan or note should we be forced to enforce our remedies.
We also may invest in assets other than secured and senior secured debt instruments and income generating equity investments, including, unsecured debt, subordinated debt, mezzanine debt, preferred equity and other structured securities. Many of these investments have lower priority claims as compared to senior debt in the case of an event of default or an insolvency or restructuring, which may increase our exposure to losses and could adversely affect our investment returns.
Mezzanine Loans
. Our mezzanine debt investments will be generally subordinated to senior loans and will be generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.
Unsecured Loans and Notes
. We may invest in unsecured loans and notes. If the issuer defaults or has an event of insolvency, other creditors may rank senior, be structurally senior or have lien protection that effectively renders their claim superior to our rights under our unsecured notes or loans, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.
Unfunded Commitments
. From time to time, we purchase revolving credit loans with unfunded commitments in the ordinary course of business. In the event multiple borrowers of such revolving credit loans were to draw these commitments at the same time, including during a market downturn, it could have an adverse impact on our cash reserves and liquidity position at a time when it may be more difficult for us to sell other assets. Additionally, under Rule
18f-4
under the Investment Company Act, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Unfunded commitment agreements entered into by a BDC in compliance with this condition will not be considered for purposes of computing asset coverage for purposes of compliance with the Investment Company Act with respect to our use of leverage as well as derivatives and/or other financial contracts.
Equity Investments
. When we invest in senior secured loans or mezzanine loans, we may acquire equity securities, including warrants, as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our returns on equity.
We are subject to the risk that investments intended to be held over long periods are, instead, repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, repay debt or repurchase our common stock, depending on expected future investment opportunities. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed by them.
We are not in a position to exercise control over certain of our portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments.
Although we may be deemed, under the Investment Company Act, to control certain of our portfolio companies because we own more than 25% of the common equity of those portfolio companies, we generally do not hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we hold in certain of our portfolio companies, we may not be able to dispose of such investments if we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of such investments.
We have made, and in the future intend to pursue additional, investments in specialty finance businesses, which may require reliance on the management teams of such businesses.
We have made, and may make additional, investments in companies and operating platforms that originate and/or service commercial specialty finance businesses, including factoring, equipment finance, inventory leasing, merchant cash advance and hard money real estate lending and may also invest directly (including via participation) in the investments made by such businesses. The form of investment may vary and may require reliance on management teams to provide the resources necessary to originate new receivables, manage portfolios of performing receivables, and work-out
portfolios of stressed or
non-performing
receivables.
Defaults by our portfolio companies may harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of our investments and foreclosure on our secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect our operating results and cash flows.
If we invest in companies that experience significant financial or business difficulties, we may be exposed to certain distressed lending risks.
As part of our lending activities, we may purchase notes or loans from companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio company, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the investment advanced by us to the borrower.
Investing in middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or notes or fails to perform as we expect.
A significant portion of our portfolio consists of debt and equity investments in privately owned middle-market companies. Investing in middle-market companies involves a number of significant risks. Compared to larger publicly owned companies, these middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees, as well as increased competition in the labor market, could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan.
Most of the loans in which we invest are not structured to fully amortize during their lifetime. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital or sell their assets, which could potentially result in the collateral being sold for less than its fair market value. If they are unable to raise sufficient funds to repay us, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive us from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments. Moreover, there are no assurances that any recovery on such loan will be obtained. Most of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

Furthermore, investing in middle-market companies involves a number of additional significant risks, including:

•
these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•
they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•
they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on our stockholders;

•
they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•
we, our executive officers, directors, GECM, its affiliates and/or any of their respective principals and employees, may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies and may, as a result, incur significant costs and expenses in connection with such litigation;

•	changes in laws and regulations (including the tax laws), as well as their interpretations, may adversely affect their business, financial structure or prospectus;

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

•
a portion of our income may be
non-cash
income, such as contractual PIK interest, which represents interest added to the debt balance and due at the end of the instrument’s term, in the case of loans, or issued as additional notes in the case of bonds. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectible if the borrower defaults.

An investment strategy that includes privately held companies presents challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
We invest in privately held companies. Generally, little public information exists about these companies, and we are required to rely on GECM’s or our specialty finance partners’ ability to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose money on our investments. Also, privately held companies frequently have shorter operating histories, less diverse product lines and smaller market presence than larger competitors, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Further, privately-held companies typically depend on the management talents and efforts of a small group of persons, and therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on such portfolio company and, in turn, on us. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invested. Also, in insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
Additionally, some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Even though we may have structured investments as secured investments, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior investment is re-characterized
as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business. To the extent GECC provides significant managerial assistance to the portfolio companies, this risk is exacerbated.
Junior priority liens on collateral securing loans and notes that we invest in may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the senior priority creditors and us.
We may purchase loans or notes that are secured by a second priority or more junior security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us or the indenture trustee to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow. Typically the intercreditor agreements expressly subordinate our junior lien debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans and notes.
The reference rates for our loans may change.
Actions by market participants or by government agencies, including central banks, may affect prevailing interest rates and the reference rates for loans to our portfolio companies, which may make the financial terms of our loans less attractive. Actions by governments may create inflation in asset prices that over-state the value of our portfolio companies and their assets and drive cycles of capital market activities (like mergers and acquisitions) at a rate and at prices in excess of those that would prevail in an unaffected market.
We cannot assure you that actions by market participants or by government agencies will not materially adversely affect trading markets or our portfolio companies or us or our and our portfolio companies’ respective business, prospects, financial condition or results of operations.
We may mismatch the interest rate and maturity exposure of our assets and liabilities.
Our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. We cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which could reduce our net investment income. Typically, our fixed-rate investments are financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.
If interest rates fall, our portfolio companies are likely to refinance their obligations to us at lower interest rates. Our proceeds from these refinancings are likely to be reinvested at lower interest rates than our refinanced loans resulting in a material decrease in our net investment income.
We may not realize gains from our equity investments.
Our portfolio may include common stock, warrants or other equity securities. We may also take back equity securities in exchange for our debt investments in workouts of troubled investments. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control,
equity investments in portfolio companies. The equity interests we invest in may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may seek puts or similar rights to give it the right to sell our equity securities back to the portfolio company. We may be unable to exercise these put rights if the issuer is in financial distress or otherwise lacks sufficient liquidity to purchase the underlying equity investment.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such investments will generally not represent “qualifying assets” under Section 55(a) of the Investment Company Act.
Any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we offer no assurance that we will, in fact, hedge currency risk, or that if it does, such strategies will be effective.
We may hold a significant portion of our portfolio assets in cash, cash equivalents, money market mutual funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less, which may have a negative impact on our business and operations.
We may hold a significant portion of our portfolio assets in cash, cash equivalents, money market mutual funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less for many reasons, including, among others:

•	as part of GECM’s strategy in order to take advantage of investment opportunities as they arise;

•	when GECM believes that market conditions are unfavorable for profitable investing;

•	when GECM is otherwise unable to locate attractive investment opportunities;

•	as a defensive measure in response to adverse market or economic conditions; or

•	to meet RIC qualification requirements.
We may also be required to hold higher levels of cash, money market mutual funds or other short-term securities in order to pay our expenses or make distributions to stockholders in the ordinary course of business given the relatively high percentage of our total investment income represented by non-cash
income, including PIK income and accretion of original issue discount (“OID”). During periods when we maintain exposure to cash, money market mutual funds, or other short-term securities, we may not participate in market movements to the same extent that it would if we were fully invested, which may have a negative impact on our business and operations and, accordingly, our returns may be reduced.
We may be subject to risks associated with investments in collateralized loan obligations.
We invest in CLOs and warehouse loan facilities through our joint venture, CLO JV. Such investments may present risks similar to those of the other types of investments in which we may invest and, in fact, such risks may be of greater significance in the case of CLOs and warehouse loan facilities. Moreover, investing in such products may entail a variety of unique risks. Among other risks, CLO and warehouse facility investments may be subject to prepayment risk. In addition, the performance of a CLO or warehouse facility will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, we may face additional risks related to CLOs and warehouse facilities. A CLO is typically a bankruptcy-remote securitization entity that owns senior secured, second lien or unsecured corporate loans. CLOs make payments to investors as payments are received with respect to their underlying asset pools. If proceeds of the underlying asset pools are not large enough to provide payments to all investors, securities held by the more junior investors in the CLOs will likely suffer a principal loss. In an event of default, typically the most senior tranche of debt may direct the CLO manager to liquidate the CLO. In the event of a liquidation, the unrated or most subordinated tranches of a CLO will not receive any payment until all principal and interest on the senior debt is paid in full. In addition, the value of the underlying collateral in the asset pools may decrease in value. CLO securities are illiquid instruments, and we may not be able to sell such securities at favorable prices, if at all.
We and/or our portfolio companies may be materially and adversely impacted by global climate change. Climate change is widely considered to be a significant threat to the global economy. Our business operations and our portfolio companies may face risks associated with climate change, including risks related to the impact of climate-related legislation and regulation (both domestically and internationally), risks related to climate-related business trends (such as the process of transitioning to a lower-carbon economy), and risks stemming from the physical impacts of climate change, such as the increasing frequency or severity of extreme weather events and rising sea levels and temperatures.
The lack of liquidity in our investments may adversely affect our business.
As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if needed. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments or could be unable to dispose of our investments in a timely manner. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliate of GECM has material non-public
information regarding such portfolio company.
Risks Relating to Our Business and Structure
Capital markets experience periods of disruption and instability. These market conditions have historically materially and adversely affected debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on our business and operations.
The global capital markets are subject to disruption which may result from, among other things, a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing
of credit risk in the broadly syndicated credit market or the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, such events have historically materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. Equity capital may be difficult to raise because, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than NAV. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, must equal at least 150% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, and any failure to do so could have a material adverse effect on our business. The expected illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

In addition, significant changes in the capital markets, including recent volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.
We may experience fluctuations in our quarterly results.
Our quarterly operating results will fluctuate due to a number of factors, including the level of expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Our quarterly operating results will also fluctuate due to a number of other factors, including the interest rates payable on the debt investments we make and the default rates on such investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our success depends on the ability of our investment adviser to attract and retain qualified personnel in a competitive environment.
Our growth requires that GECM retain and attract new investment and administrative personnel in a competitive market. GECM’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors, including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, which compete for experienced personnel with GECM, have greater resources than GECM.
We depend on the diligence, skill, judgment, network of business contacts and personal reputations of certain key personnel of GECM and our future success depends on their continued service. The departure or misconduct of any of these individuals, or of a significant number of the investment professionals or partners of GECM, could have a material adverse effect on our business, financial condition or results of operations.
Our ability to grow depends on our ability to raise equity capital and/or access debt financing.
We intend to periodically access the capital markets to raise cash to fund new investments. We expect to continue to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income (as defined by the Code), and, as a result, such distributions will not be available to fund new investments. As a result, we must borrow from financial institutions or issue additional securities to fund our growth. Unfavorable economic or capital market conditions, including interest rate volatility, may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. There has been and will continue to be uncertainty in the financial markets in general. An inability to successfully access the capital or credit markets for either equity or debt could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.
If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the Investment Company Act or our lenders. Any such failure, or a tightening or general disruption of the credit markets, would affect our ability to issue senior securities, including borrowings, and pay dividends or other distributions, which could materially impair our business or our ability to qualify for RIC tax treatment under the Code.
In addition, with certain limited exceptions we are only allowed to borrow or issue debt securities or preferred stock such that our asset coverage, as defined in the Investment Company Act, equals at least 150%

immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we may employ will depend on GECM’s and our Board’s assessments of market and other factors at the time of any proposed borrowing or issuance of debt securities or preferred stock. We cannot assure you that we will be able to obtain lines of credit at all or on terms acceptable to us.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
The economy is subject to periodic downturns that, from time to time, result in recessions or more serious adverse macroeconomic events. For example, many countries and industries around the globe experienced downturns and contractions as they grappled with the short- and long-term economic impacts of the
COVID-19
pandemic, elevated inflation, supply chain challenges, labor shortages, high interest rates, foreign currency exchange volatility, and volatility in global capital markets. Our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay loans or notes during these periods. Therefore, our non-performing
assets may increase and the value of our portfolio may decrease during these periods as we are required to record the market value of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants in its agreements with us or other lenders could lead to defaults and, potentially, acceleration of the time when the debt obligations are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize
our debt holding and subordinate all or a portion of our claim to that of other creditors.
Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.
The condition of the global financial market, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, may cause economic uncertainties or deterioration in the United States and worldwide, and may subject our investments to heightened risks. Additionally, the United States has recently enacted and proposed to enact significant new tariffs. Further, the new U.S. Presidential administration has directed various federal agencies to further evaluate key aspects of U.S. trade policy and there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs.
These heightened risks could also include to: increased risk of default; greater social, trade, economic and political instability (including the risk of war or terrorist activity); greater governmental involvement in the economy; greater governmental supervision and regulation of the securities markets and market participants resulting in increased expenses related to compliance; greater fluctuations in currency exchange rates; controls or restrictions on foreign investment and/or trade, capital controls and limitations on repatriation of invested capital and on the ability to exchange currencies; inability to purchase and sell investments or otherwise settle transactions (i.e., a market freeze); and unavailability of hedging techniques. During times of political uncertainty and/or change, global markets often become more volatile. Markets experiencing political uncertainty and/or change could have substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates typically have negative effects on such countries’ economies and markets. Tax laws could change materially, and any changes in tax laws could have an unpredictable effect on us, our investments and our investors. Any of these risks could have a material adverse effect on our business, financial condition and result of operations.
We may acquire other funds, portfolios of assets or pools of debt and those acquisitions may not be successful.
We may acquire other funds, portfolios of assets or pools of debt investments. Any such acquisition program has a number of risks, including among others:

•	management’s attention will be diverted from running our existing business by efforts to source, negotiate, close and integrate acquisitions;

•	our due diligence investigation of potential acquisitions may not reveal risks inherent in the acquired business or assets;

•	we may over-value potential acquisitions resulting in dilution to stockholders, incurrence of excessive indebtedness, asset write downs and negative perception of our common stock;

•	the interests of our existing stockholders may be diluted by the issuance of additional shares of our common stock or preferred stock;

•	we may borrow to finance acquisitions, and there are risks associated with borrowing as described in this prospectus;

•	GECM has an incentive to increase our assets under management in order to increase its fee stream, which may not be aligned with the interests of our stockholders;

•	we and GECM may not successfully integrate any acquired business or assets; and

•	GECM may compensate the existing managers of any acquired business or assets in a manner that results in the combined company taking on excessive risk.
Our failure to maintain our status as a BDC would reduce our operating flexibility.
We elected to be regulated as a BDC under the Investment Company Act. The Investment Company Act imposes numerous constraints on the operations of BDCs and their external advisers. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or illiquid U.S. public companies below a certain market capitalization, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the Investment Company Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our voting securities (as defined under the Investment Company Act), we may elect to withdraw our status as a BDC. If we decide to withdraw our BDC election, or if we otherwise fail to qualify, or to maintain our qualification, as a BDC, we may be subject to substantially greater regulation under the Investment Company Act as a closed-end
management investment company. Compliance with such regulations would significantly decrease our operating flexibility and would significantly increase our costs of doing business.
Regulations governing our operations as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, referred to collectively as “senior securities,” up to the maximum amount permitted under the Investment Company Act. Under the provisions of the Investment Company Act applicable to BDCs, we are permitted to issue senior securities (e.g., notes and preferred stock) in amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.
Our Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our Board has the authority to modify or waive our investment objectives, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV and operating results.
We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to include in income certain amounts before our receipt of the cash attributable to such amounts, such as OID on a debt instrument, which generally is required to be taken into account for U.S. federal income tax purposes throughout the term of the debt instrument on a constant yield basis. Also, we may be required to include in income other amounts that we will not receive in cash, including, for example, non-cash
income from deferred payment securities and hedging and foreign currency transactions. In addition, we intend to seek debt investments in the secondary market that represent attractive risk-adjusted returns, taking into account both stated interest rates and current market discounts to par value. Such market discount may be included in income before we receive any corresponding cash payments (depending on whether certain elections are made). Certain of our debt investments earn PIK interest, resulting in income without receipt of cash.
Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our ability to generally avoid being subject to U.S. federal income tax at the corporate level. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes.
However, in order to satisfy the Annual Distribution Requirement (as defined below) for a RIC, we may, but have no current intention to, declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the shares received as part of the dividend on the date a stockholder received it in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.
We may expose ourselves to risks associated with the inclusion of non-cash
income prior to receipt of cash.
To the extent we invest in debt instruments that result in OID for U.S. federal income tax purposes, including PIK loans, zero coupon bonds, and debt securities with attached warrants, investors will be exposed to the risks associated with the inclusion of such non-cash
income in taxable and accounting income prior to receipt of cash.

The deferred nature of payments on PIK loans creates specific risks. Interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan. Since the payment of PIK income does not result in cash payments to us, we may also have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations (and thus hold higher cash or cash equivalent balances, which could reduce returns) to pay our expenses or make distributions to stockholders in the ordinary course of business, even if such loans do not default. An election to defer PIK interest payments by adding them to principal increases our gross assets and, thus, increases future base management fees to GECM and, because interest payments will then be payable on a larger principal amount, the PIK election also increases GECM’s future Income Incentive Fees at a compounding rate. The deferral of interest on a PIK loan increases its loan-to-value
ratio, which is a measure of the riskiness of a loan.
More generally, market prices of OID instruments are more volatile because they are impacted to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Ordinarily, OID would also create the risk of non-refundable
cash payments to GECM based on
non-cash
accruals that may never be realized; however, this risk is mitigated since the Investment Management Agreement requires GECM to defer any incentive fees on Accrued Unpaid Income (as defined below), the effect of which is that Income Incentive Fees otherwise payable with respect to Accrued Unpaid Income become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof.
Additionally, as described above, we may be required to make distributions of non-cash
income to stockholders without receiving any cash so as to satisfy certain requirements necessary to maintain our ability to generally avoid being subject to corporate level income taxation. Such required cash distributions may have to be paid from the sale of our assets without investors being given any notice of this fact. The required recognition of non-cash
income, including OID, for U.S. federal income tax purposes may have a negative impact on liquidity because it represents a non-cash
component of our taxable income that must, nevertheless, be distributed to investors to avoid us being subject to corporate level taxation.
We may choose to pay distributions in our own stock, in which case stockholders may be required to pay tax in excess of the cash they receive.
We may distribute a portion of our taxable distributions in the form of shares of our stock. In accordance with certain applicable U.S. Treasury regulations and other related administrative pronouncements issued by the Internal Revenue Service (the “IRS”), a RIC may be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive its entire distribution in either cash or stock of the RIC, subject to the satisfaction of certain guidelines. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of their share of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be subject to tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale, which would result in a capital loss, the deductibility of which is subject to limitations. Furthermore, with respect to
non-U.S.
stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, such sales may put downward pressure on the trading price of our stock.

We may expose our self to risks if we engage in hedging transactions.
If we engage in hedging transactions, we may be exposed to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is generally anticipated because we may not be able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.
Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in
non-U.S.
currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.
We will be subject to corporate-level U.S. federal income tax if we are unable to meet certain RIC qualification and distribution requirements under the Code.
No assurance can be given that we will be able to qualify for and maintain RIC status and generally avoid corporate-level U.S. federal income taxation. To maintain RIC tax treatment under the Code, we must meet certain annual distribution, source of income and asset diversification requirements.
The Annual Distribution Requirement (as defined below) for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long term capital losses, if any. Because we may use debt financing, we may be subject to asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to make the required distributions, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
The source of income requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet the asset diversification requirements could result in us having to dispose of investments quickly in order to prevent the loss of RIC status. Because most of our investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Further, the illiquidity of our investments may make them difficult or impossible to dispose of in a timely manner.
If we fail to qualify for RIC tax treatment for any reason and become subject to corporate U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions and the value of our shares of common stock.
We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.
Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisors regarding tax legislative, regulatory or administrative developments and proposals and their potential effect on an investment in our securities.
The incentive fee structure and the formula for calculating the management fee may incentivize GECM to pursue speculative investments, advise us to use leverage when it may be unwise to do so, or advise us to refrain from reducing debt levels when it would otherwise be appropriate to do so.
The incentive fee payable by us to GECM creates an incentive for GECM to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. The incentive fee payable to GECM is calculated based on a percentage of our return on invested capital. In addition, GECM’s base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage GECM to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from reducing debt levels when it would otherwise be appropriate to do so. The use of leverage increases our likelihood of default, which would impair the value of our securities. In addition, GECM will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, GECM may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in us investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
We may invest in the securities and instruments of other investment companies, including private funds, and we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to GECM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear its share of the management and incentive fee payable to GECM, as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.
In addition, if we purchase our debt instruments and such purchase results in our recording a net gain on the extinguishment of debt for financial reporting and tax purposes, such net gain will be included in our pre-incentive
fee net investment income for purposes of determining the Income Incentive Fee payable to GECM under the Investment Management Agreement.
Finally, the incentive fee payable by us to GECM also may create an incentive for GECM to invest on our behalf in instruments that have a deferred interest feature such as investments with PIK provisions. Under these investments, we would accrue the interest over the life of the investment but would typically not receive the cash income from the investment until the end of the term or upon the investment being called by the issuer. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. The portion of the incentive fee that is attributable to deferred interest, such as PIK, will not be paid to GECM until we receive such interest in cash. Even though such portion of the incentive fee will be paid only when the accrued income is collected, the accrued income is capitalized and included in the calculation of the base management fee. In other words, when deferred interest income (such as PIK) is accrued, a corresponding Income Incentive Fee (if any) is also accrued (but not paid) based on that income. After the accrual of such income, it is capitalized and added to the debt balance, which increases our total assets and thus the base management fee paid following such capitalization. If any such interest is reversed in connection with any write-off
or similar treatment of the investment, we will reverse the Income Incentive Fee accrual and an Income Incentive Fee will not be payable with respect to such uncollected interest. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, which would result in the reversal of any previously accrued and unpaid incentive fees.
We may be obligated to pay our investment adviser certain fees even if we incur a loss.
Our Investment Advisory Agreement entitles the Adviser to receive an income-based incentive fee regardless of any capital losses. In such case, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter. In addition, any income-based incentive fee may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.
A general increase in interest rates will likely have the effect of making it easier for GECM to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Given the structure of the Investment Management Agreement, any general increase in interest rates will likely have the effect of making it easier for GECM to meet the quarterly hurdle rate for payment of Income Incentive Fees under the Investment Management Agreement without any additional increase in relative performance on the part of GECM. In addition, in view of the catch-up
provision applicable to Income Incentive Fees under the Investment Management Agreement, GECM could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in GECM’s Income Incentive Fee resulting from such a general increase in interest rates.
GECM has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
GECM has the right, under the Investment Management Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If GECM resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption; our financial condition, business and results of operations, as well as our ability to pay distributions are likely to be adversely affected; and the market price of our common stock may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective and current investment portfolio may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the

Securities Exchange Act of 1934 (“Exchange Act”), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, the Dodd-Frank Act of 2010 and other rules implemented by our government.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and you, potentially with retroactive effect.
As a result of the 2024 U.S. election, a single political party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Regulatory changes could result in greater competition from banks and other lenders with which we compete for lending and other investment opportunities. The United States may also potentially take actions that would change current trade policies. In addition, in June 2024, the U.S. Supreme Court reversed its longstanding approach under the Chevron doctrine, which provided for judicial deference to regulatory agencies. As a result, we cannot be sure whether there will be increased challenges to existing agency regulations or how lower courts will apply the decision in the context of other regulatory schemes without more specific guidance from the U.S. Supreme Court. Any such regulatory developments could result in uncertainty about and changes in the ways such regulations apply to us, and may require additional resources to ensure our continued compliance. Any of these actions, if taken, could have a significant adverse effect on our business, financial condition and results of operations.
Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourself of new or different opportunities. Such changes could result in material differences to the strategies and plans and may result in our investment focus shifting from the areas of expertise of GECM to other types of investments in which the investment committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations.
There is, and will be, uncertainty as to the value of our portfolio investments.
Under the Investment Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our Board designating the Adviser as the valuation designee having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Often, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we will value these securities on a quarterly basis at fair value based on input from management, third-party independent valuation firms and our audit committee, with the oversight, review and approval of our valuation designee. We consult with an independent valuation firm in valuing all securities in which we invest classified as “Level 3,” other than investments which are less than 1% of NAV as of the applicable quarter end. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates-Valuation of Portfolio Investments” of our latest Annual Report on Form
10-K
and Quarterly Report on Form
10-Q,
which is incorporated by reference herein.
The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are subjective and dependent on a valuation process approved and overseen by our Board. Factors that may be considered in determining the fair value of our investments include, among others, estimates of the collectability of the principal and interest on our debt investments and expected realization on our equity investments, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies and small cap public companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially misstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the NAV understates the value of our investments will receive a lower price for their securities than the value of our investments might otherwise warrant.
Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.
Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on GECM’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.
Accomplishing our investment objective on a cost-effective basis is largely a function of GECM’s handling of the investment process, its ability to provide competent, attentive and efficient services and its access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, GECM may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.
Even if we are able to grow and build out our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions.
We may hold assets in cash or short-term treasury securities in situations where we or GECM expects downward pricing in the high yield market. Our strategic decision not to be fully invested may, from time to time, reduce funds available for distribution and cause downward pressure on the price of our common stock.
The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an epidemic or pandemic, an industrial accident, a terrorist attack or war, events anticipated or unanticipated in our disaster recovery systems, or a failure in externally provided data systems, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage and retrieval systems or destroy data. Our ability to effectively conduct our business could be severely compromised. The financial markets we operate in are dependent upon third-party data systems to link buyers and sellers and provide pricing information.
We depend heavily upon computer systems to perform necessary business functions. Our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins
or unauthorized tampering. Like other companies, we expect to experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. These failures and disruptions may be more likely to occur as a result of employees working remotely. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss, respectively.
As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by third-party service providers. We cannot guarantee that third parties and infrastructure in our networks or our partners’ networks have not been compromised or that they do not contain exploitable defects or bugs that could result in a breach of or disruption to our information technology systems or the third-party information technology systems that support our services. Our ability to monitor these third parties’ information security practices is limited, and they may not have adequate information security measures in place.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.
Our business is dependent on our and third parties’ communications and information systems. Further, in the ordinary course of our business we or GECM may engage third party service providers to provide us with services necessary for the operation of our business. Any failure or interruption of such systems or services could cause delays or other problems in our business activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. Such events, in turn, could have a material adverse effect on our business, financial condition and operating results and adversely impact our business, financial condition or results of operations.
Ineffective internal controls could impact our business and operating results.
Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.
Terrorist attacks, acts of war, natural disasters or an epidemic or pandemic may affect the market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war, natural disasters or an epidemic or pandemic may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts, including, for example, Russia’s February 2022 invasion of Ukraine and conflicts in the Middle East, have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Additionally, a public health epidemic or pandemic, poses the risk that we, GECM, our portfolio companies or other business partners may be prevented from conducting business activities for an indefinite period of time, including due to shutdowns that may be requested or mandated by governmental authorities. While it is not possible at this time to estimate the impact that any such event could have on our business, the continued occurrence thereof and the measures taken by the governments of countries affected in response thereto could disrupt the supply chain and the manufacture or shipment of products and adversely impact our business, financial condition or results of operations.
Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

There are significant potential conflicts of interest that could impact our investment returns.
Conflicts may arise in allocating and structuring investments, time, services, expenses or resources among the investment activities of GECC, GECM, other GECM-affiliated entities and the employees of GECM. Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities, including ICAM or funds managed by ICAM, and affiliates of GECM and investment funds managed by our affiliates that operate in the same or related lines of business as GECC. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Matt Kaplan, our President and Chief Executive Officer, is a portfolio manager at GECM and a member of its investment committee. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG. GEG, the parent company of GECM, currently holds approximately 9.7% of our outstanding common stock.
Although funds managed by GECM may have different primary investment objectives than us, they may from time to time invest in asset classes similar to those we target. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those targeted by, and eligible for purchase by, us. GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to us and such other funds. It is possible that we may not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with GECM. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies (which provide that no allocation decisions may be based on the fees or allocations paid by a particular client), (2) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and (3) restrictions under the Investment Company Act regarding co-investments
with affiliates, including the requirements of the Exemptive Relief Order (as defined below). There is no guarantee that any conflicts of interest regarding investment allocations will be resolved in favor of the Company.
Our participation in any negotiated
co-investment
opportunities (other than those in which the only term negotiated is price) with investment funds managed by investment managers under common control with GECM (as well as with proprietary accounts of an affiliate of GECM) is subject to compliance with the SEC order dated July 18, 2025 (the “Exemptive Relief Order”). The allocation of all or a portion of an investment opportunity to co-investors
could result in lower returns for us than had we taken the full opportunity for ourself. There may be certain investment opportunities that fall outside the scope of the Relief or otherwise may not be permitted to be allocated to us. Accordingly, we may not be able to participate in all investment opportunities that GECM determines would otherwise be suitable for us.
We pay management and incentive fees to GECM, and reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.
GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness. The use of leverage increases the likelihood of default on our debt or other leverage, which would disfavor investors in our common stock.
The part of the incentive fee payable by us that relates to our pre-incentive
fee net investment income is computed on income that may include interest that is accrued but not yet received in cash, but payment is made on such accrual only once corresponding income is received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, which would result in the reversal of any previously accrued and unpaid incentive fees. On April 6, 2022, our Board and the independent directors approved the amendment to the Investment Management Agreement (the “Amendment”) to eliminate $163.2 million of realized and unrealized losses incurred prior to April 1, 2022 from the calculation of the Capital Gains Incentive Fee and reset the Capital Gains Commencement Date (as defined below) and the mandatory deferral commencement date, effectively resetting the incentive fee total return hurdle, which was subsequently approved by our stockholders on August 1, 2022.
The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, we and GECM each have the right to terminate the agreement without penalty upon 60 days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Except in limited circumstances, any material change to the Investment Management Agreement must be submitted to our stockholders for approval under the Investment Company Act, and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.
Pursuant to the Administration Agreement, we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.
We and GECM have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise in good faith. As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.
Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions we make, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider our investment and tax objectives and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.
Our investment adviser’s liability is limited under the Investment Management Agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.
GECM has not assumed any responsibility to us other than to render the services described in the Investment Management Agreement, and it will not be responsible for any action of our board of directors in declining to follow GECM’s advice or recommendations. Pursuant to the Investment Management Agreement, GECM, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons affiliated with it will not be liable to us for their acts under the Investment Management Agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect GECM, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons or entities affiliated with it with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of GECM’s duties or obligations under the Investment Management Agreement or otherwise as an investment adviser for us, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the Investment Management Agreement. These protections may lead GECM to act in a riskier manner when acting on our behalf than it would when acting for its own account.
Risks Relating to Our Common Stock
Our common stock price may be volatile and may decrease substantially, and an investor may lose money in connection with an investment in our shares.
The trading price of our common stock will likely fluctuate substantially. The price of our common stock may increase or decrease, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•
exclusion of our common stock from certain indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs or BDCs;

•	failure to qualify as a RIC, or the loss of RIC status;

•	changes in market interest rates and decline in the prices of debt;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of GECM’s key personnel;

•	operating performance of companies comparable to GECC; or

•	general economic conditions and trends and other external factors.
In addition, sales of a substantial number of shares of our common stock in the public market, or the market perception that the holders of a large number of shares intend to sell shares, could reduce the market price of our common stock. If the price of shares of our common stock decreases for any of these or other reasons, an investor may lose money if he were to sell his shares of our common stock.
In addition, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of the price of our securities, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
Provisions of the Maryland General Corporation Law and our organizational documents could deter takeover attempts and have an adverse impact on the prices of our common stock.
The Maryland General Corporation Law and our organizational documents contain provisions that may discourage, delay or make more difficult a change in control of GECC or the removal of our directors. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by our Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Maryland Business Combination Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that GECC being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Our Board could amend our bylaws to repeal our current exemption from the Maryland Control Share Acquisition Act. The Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control of GECC and increase the difficulty of consummating such a transaction.
Our bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other employees.
Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the U.S. District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for: (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders, (c) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the MGCL or our charter or bylaws or (d) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of our common stock shall be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of our bylaws, as the same may be amended from time to time. Our board of directors, without stockholder approval, adopted this exclusive forum provision so that we can respond to such litigation more efficiently, reduce the costs associated with our responses to such litigation, particularly litigation that might otherwise be brought in multiple forums, and make it less likely that plaintiffs’ attorneys will be able to employ such litigation to coerce us into otherwise unjustified settlements. However, this exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that such stockholder believes is favorable for disputes with us or our directors, officers or other employees, if any, and may discourage lawsuits against us and our directors, officers or other employees, if any. We believe the risk of a court declining to enforce this exclusive forum provision is remote, as the General Assembly of Maryland has specifically amended the MGCL to authorize the adoption of such provision. However, if a court were to find such provision inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings notwithstanding that the MGCL expressly provides that the charter or bylaws of a Maryland corporation may require that any claim of the sort mentioned above be brought in courts sitting in one or more specified jurisdictions, we may incur additional costs that we do not currently anticipate associated with resolving such matters in other jurisdictions, which could adversely affect our business, financial condition and results of operations.
Our Board is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
Under the Maryland General Corporation Law and our organizational documents, our Board is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board is required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve premium prices for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. The issuance of preferred stock convertible into shares of common stock may also reduce the net income and NAV per share of our common stock upon conversion. These effects, among others, could have an adverse effect on an investment in our common stock.
Shares of
closed-end
investment companies, including BDCs, frequently trade at a discount from their NAV.
Shares of
closed-end
investment companies, including BDCs, frequently trade at a discount from their NAV. This characteristic of closed-end
investment companies is separate and distinct from the risk that our NAV per share of common stock may decline. It is not possible to accurately predict whether any shares of our common stock will trade at, above, or below net asset value. In the recent past, the stocks of BDCs as an industry, including at times shares of our common stock, have traded below net asset value.
When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV per share of our common stock if our Board determines that such sale is in the best interests of GECC and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, equals the fair value of such securities (less any distributing commission or discount calculated). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage of our existing stockholders’ ownership at that time will decrease, and they may experience dilution.
Our stockholders may not receive distributions or our distributions may not grow over time and a portion of our distributions may be a return of capital.
We intend to make distributions to our stockholders out of assets legally available for distribution (i.e., not subject to any legal restrictions under Maryland law on the distribution thereof). We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year
increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this document. Due to the asset coverage test applicable to us under the Investment Company Act as a BDC, we may be limited in our ability to make distributions. In addition, pursuant to covenants in the indentures governing our outstanding debt securities, we have agreed to only make cash distributions to our stockholders when our asset coverage is at least equal to 150%, as set forth in the Investment Company Act, subject to certain exceptions.
When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Stockholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from us is net profit.

We currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short-term capital losses), if any, at least annually, though we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to our stockholders. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in GECC. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you.
Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefor, unless you elect to receive your distributions and/or long-term capital gains distributions in cash. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.
We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.
Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.
All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the NAV of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.
Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock.
The Investment Company Act prohibits us from selling shares of our common stock at a price below the current NAV per share of such stock, with certain exceptions. Our shares might trade at premiums that are unsustainable or at discounts from NAV.
Shares of BDCs like us may, during some periods, trade at prices higher than their NAV per share and, during other periods, as frequently occurs with closed-end
investment companies, trade at prices lower than their NAV per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our NAV per share.
The possibility that our shares will trade at a discount from NAV or at premiums that are unsustainable are risks separate and distinct from the risk that our NAV per share will decrease. The risk of purchasing shares of a BDC that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in NAV per share.

If we were to sell shares of our common stock below its then current NAV per share, such sales would result in an immediate dilution to the NAV per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.
In addition, if we issue warrants or securities to subscribe for, or that are convertible into, shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than NAV per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the NAV per share at the time of exercise or conversion. This dilution would include reduction in NAV per share as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.
Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.
In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the Investment Company Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to BDCs by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.
Risks Relating to Indebtedness
We may borrow additional money, which would magnify the potential for loss on amounts invested and may increase the risk of investing with us.
We have existing indebtedness and may in the future borrow additional money, including borrowings under the Loan, Guarantee and Security Agreement, as amended (the “Loan Agreement”), dated as of May 5, 2021, with City National Bank (“CNB”), each of which magnifies the potential for loss on amounts invested and may increase the risk of investing with us. Although the terms of some of the agreements governing our existing indebtedness contain restrictions on our ability to incur additional indebtedness, these restrictions are subject to a number of important qualifications and exceptions, and the indebtedness incurred in compliance with these restrictions could be substantial and could be secured. Our ability to service our existing and potential future debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we could employ at any particular time will depend on GECM’s and our Board’s assessment of market and other factors at the time of any proposed borrowing.
Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Holders of such debt securities would have fixed dollar claims on our consolidated assets that would be superior to the claims of our common stockholders or any preferred stockholders.
If the value of our consolidated assets decreases while we have debt outstanding, leveraging would cause our NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our consolidated income while we have debt outstanding would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions. We cannot assure you that our leveraging strategy will be successful.
Illustration.
The following tables illustrate the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The first table assumes the actual amount of senior securities outstanding as of September 30, 2025. The second table assumes the maximum amount of senior securities outstanding as permitted under our asset coverage ratio of 150%. The calculations in the tables below are hypothetical and actual returns may be higher or lower than those appearing below.
Table 1

Assumed Return on Our Portfolio(1) (2) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(15.10)%	(10.10)%	(5.10)%	(0.10)%	4.90%

(1)
Assumes $324.3 million in total portfolio assets, excluding short term investments, $195.4 million in senior securities outstanding, $136.1 million in net assets, and an average cost of funds of 7.70%. Actual interest payments may be different.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our September 30, 2025 total portfolio assets of at least 4.64%.
Table 2

Assumed Return on Our Portfolio(1) (2) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(15.56)%	(10.56)%	(5.56)%	(0.56)%	4.44%

(1)
Assumes $392.4 million in total portfolio assets, excluding short term investments, $280.2 million in senior securities outstanding, $140.1 million in net assets, and an average cost of funds of 7.79%. Actual interest payments may be different.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our September 30, 2025 total portfolio assets of at least 5.56%.
Incurring additional indebtedness could increase the risk in investing in our Company.
In 2018, our stockholders approved of the reduction of our required minimum asset coverage ratio from 200% to 150%, permitting us to incur additional leverage. The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities.
As of September 30, 2025, we had approximately $212.9 million of total outstanding indebtedness in the aggregate under four series of senior securities (unsecured notes)-the
GECCO Notes, the GECCI Notes, the GECCH Notes and the GECCG Notes (each as defined herein)-and
our asset coverage ratio was 168.2%. On September 30, 2025, we redeemed all of the issued and outstanding GECCZ Notes at 100% of the principal amount plus accrued and unpaid interest thereon from July 1, 2025 through, but excluding, the redemption date, September 30, 2025. On October 2, 2025, the underwriters purchased an additional $7.5 million aggregate principal amount of the GECCG Notes pursuant to their over-allotment option.

On May 5, 2021, we entered into the Loan Agreement, which provides for a senior secured revolving line of credit of up to $25 million (subject to a borrowing base). As of September 30, 2025, there were no borrowings outstanding under the Loan Agreement. On August 13, 2025, we amended the Loan Agreement to increase the commitment of the revolving line of credit to up to $50 million (subject to a borrowing base). The amendment also allows the Company to request an increase of the revolving facility in an aggregate amount not to exceed $40 million (up to a revolving line of $90 million), which increase is subject to the sole discretion of CNB.
If we are unable to meet the financial obligations under any of the Loan Agreement or any series of our outstanding unsecured notes, the holders of such indebtedness would have a superior claim to our assets over our common stockholders, and the lenders or noteholders may seek to recover against our assets in the event of a default by us. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock. Our ability to service any debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to GECM, our investment advisor, is payable based on the average value of our total assets, including those assets acquired through the use of leverage, GECM will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders bear the burden of any increase in our fees or expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to GECM.
If our asset coverage ratio falls below the required limit, we will not be able to incur additional debt until we are able to comply with the asset coverage ratio applicable to us. This could have a material adverse effect on our operations, and we may not be able to make distributions to stockholders. The actual amount of leverage that we employ will depend on GECM’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
Incurring additional leverage may magnify our exposure to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability.
If we incur additional leverage, including through the offering of Notes hereby, general interest rate fluctuations may have a more significant negative impact on our financial condition and results of operations than they would have absent such additional incurrence, and, accordingly, may have a material adverse effect on our investment objectives and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we may borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these borrowed funds.
We expect that a majority of our investments in debt will continue to be at floating rates with a floor. As a result, significant increase in market interest rates could result in an increase in our non-performing
assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. Incurring additional leverage will magnify the impact of an increase to our cost of funds. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. To the extent our additional borrowings are in fixed-rate instruments, we may be required to invest in higher-yield securities in order to cover our interest expense and maintain our current level of return to stockholders, which may increase the risk of an investment in our securities.

The Loan Agreement contains various covenants that may limit our ability to react to changes in the economy or, if not complied with, could accelerate repayment under the Loan Agreement should we borrow under such agreement, thereby materially and adversely affecting our liquidity, financial condition and results of operations.
The Loan Agreement requires us to comply with certain financial and operational covenants. In particular, the Loan Agreement contains covenants that limit, among other restrictions, our ability to sell assets, incur additional indebtedness, including secured indebtedness, make investments, pay dividends on or make distributions in respect of, or repurchase or redeem, our capital stock or make other restricted payment, consolidate, merge, sell or otherwise dispose of all or substantially all of our assets, and enter into transactions with our affiliates. We are also required to comply with certain financial covenants relating to our net assets and asset coverage.
These, and any similar provisions in any future indebtedness, could limit our ability to borrow money for our working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; make it more difficult for us to satisfy our obligations with respect to our indebtedness; require us to dedicate a substantial portion of our cash flow from operations to the payment of interest and the repayment of our indebtedness, thereby reducing funds available to us for other purposes; limit our flexibility in planning for, or reacting to, changes in our operations or business; make us more highly leveraged than some of our competitors, which may place us at a competitive disadvantage; or make us more vulnerable to downturns in our business, our industry or the economy.
As of the date of this prospectus, we are in compliance in all material respects with the covenants of the Loan Agreement. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders’ equity.
Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Loan Agreement. Failure to comply with these covenants could result in a default under the Loan Agreement that, if we were unable to obtain a waiver from the lenders, such lenders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.
We may not be able to generate sufficient cash to service all of our indebtedness and to fund our working capital and capital expenditures, and may be forced to take other actions to satisfy our obligations under our indebtedness that may not be successful.
Our ability to satisfy our debt obligations depends upon, among other things:

•
our future financial and operating performance, which will be affected by prevailing economic, industry and competitive conditions and financial, business, legislative, regulatory and other factors, many of which are beyond our control;

•
our future ability to refinance or restructure our debt obligations, which depends on, among other things, the condition of capital markets, our financial condition and the terms of existing or future debt agreements; and

•	our future ability to borrow under the Loan Agreement, the availability of which depends on, among other things, our compliance with the covenants contained therein.
We cannot assure you that our business will generate cash flow from operations, or that we will be able to draw under the Loan Agreement or otherwise, in an amount sufficient to fund our liquidity needs, including the payment of principal and interest on our indebtedness. If our cash flows and capital resources are insufficient to service our indebtedness, we may be forced to reduce or delay capital expenditures, sell assets, seek additional capital or restructure or refinance our indebtedness. These alternative measures may not be successful and may not permit us to meet our scheduled debt service obligations.
If we cannot make scheduled payments on our indebtedness, we will be in default and holders of such indebtedness could declare all outstanding principal and interest to be due and payable, terminate any commitments to loan money, our secured lenders (including the lenders under the Loan Agreement) could foreclose against the assets securing their loans and we could be forced into bankruptcy or liquidation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
Some of the statements in this prospectus, any accompanying prospectus supplement, any related free writing prospectus and the documents incorporated by reference herein constitute forward-looking statements, which relate to future events or our future performance or financial conditions. The forward-looking statements contained in this prospectus involve a number of risks and uncertainties, including statements concerning:

•	our, or our portfolio companies’, future business, operations, operating results or prospects;

•	the return or impact of current and future investments;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of fluctuations in interest rates on our business;

•	the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	our current and future management structure;

•	the general economy, including recessionary trends, and its impact on the industries in which we invest;

•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

•	serious disruptions and catastrophic events;

•	our expected financings and investments, including interest rate volatility;

•	the adequacy of our financing resources and working capital;

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•
the effect of social, economic, and political conditions and geopolitical events, including as a result of changes in U.S. presidential administrations or Congress, including the potential impact of tariff enactment and tax reductions;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	other risk factors disclosed under “Item 1A.-Risk Factors” in our most recent Annual Report on Form 10-K and our subsequent Quarterly Reports on Form 10-Q, incorporated herein by reference.
We use words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “could,” “may,” “plan” and similar words to identify forward-looking statements. The forward-looking statements involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth under “Risk Factors.”
Any forward-looking statement speaks only as of the date on which it is made in this prospectus, any accompanying prospectus supplement, any related free writing prospectus and any documents we may incorporate by reference herein, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC and which are incorporated by reference herein. See “Where You Can Find More Information” and “Incorporation By Reference.”
You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in any report that we file under the Exchange Act.

USE OF PROCEEDS
The selling stockholders will receive all of the proceeds from the sale of the Secondary Shares offered under this prospectus. We will not receive any proceeds from the sale of the Secondary Shares by the selling stockholders.

THE COMPANY
Overview
We are a Maryland corporation that was formed in April 2016. We operate as a closed-end,
externally managed,
non-diversified
management investment company that has elected to be regulated as a BDC under the Investment Company Act. In addition, for tax purposes, we elected to be treated as a RIC under the Code, beginning with our tax year starting October 1, 2016.
We seek to generate both current income and capital appreciation through debt and income-generating equity investments, including investments in specialty finance businesses and CLOs. To achieve our investment objective, we invest in secured and senior secured debt instruments of middle market companies, as well as income-generating equity investments in specialty finance companies, that we believe offer sufficient downside protection and have the potential to generate attractive returns. We generally define middle market companies as companies with enterprise values between $100 million and $2 billion.
In addition, we invest in CLOs and related warehouse facilities through our joint venture, CLO JV. Further, we make debt and equity investments in companies and operating platforms that originate and/or service commercial specialty finance businesses, including factoring, equipment finance, inventory leasing, merchant cash advance and hard money real estate lending. We also invest directly (including via participation) in the investments made by such businesses.
We also make investments throughout other portions of a company’s capital structure, including subordinated debt, mezzanine debt, and equity or equity-linked securities. We source these transactions directly with issuers and in the secondary markets through relationships with industry professionals.
Outstanding Securities
The following are our outstanding classes of securities as of December 31,
2025
:

Title of Class	Amount Authorized	Amount Held by GECC or for GECC’s Account	Amount Outstanding Exclusive of Amounts Shown in the Adjacent Column
Common Stock	100,000,000	—	$13,998,168
GECCO Notes	—	$18.5 million	$39.0 million
GECCI Notes	—	—	$56.5 million
GECCH Notes	—	—	$41.4 million
GECCG Notes	—	—	$57.5 million
Our Portfolio as of September 30, 2025
A list of the industries in which we have invested as of September 30, 2025 may be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Set forth below is a brief description of each company representing greater than 5% of the fair market value of our portfolio, excluding short-term investments, at September 30,
2025
.
CLO Formation JV, LLC
CLO JV is a joint venture owned 71.25% by the Company and 28.75% by strategic partners, to make investments in CLO entities and related warehouse facilities. The CLO JV’s investments primarily comprise of subordinated note securities in CLOs (colloquially referred to as “CLO equity”), as well as loan accumulation facilities (colloquially referred to as “CLO warehouses”). Subordinated notes in CLOs represent beneficial interests in portfolios consisting primarily of broadly syndicated senior secured loans with a large number of distinct underlying U.S. borrowers across various industry sectors. CLO subordinated note securities are entitled to recurring distributions which are generally equal to the residual cash flow of payments received from underlying securities after contractual payments to more senior CLO mezzanine debt holders and fund expenses. CLO warehouses are short-to
medium-term finance vehicles intended to aggregate loans for inclusion in a future CLO portfolio. Loan accumulation facilities are typically financed through income notes or preferred shares, representing the first-loss and residual interests in the vehicle, and senior debt provided by a bank. Participation in a CLO warehouse investment may afford the CLO JV the opportunity to enhance its returns through fee sharing agreements with the CLO collateral managers.
Great Elm Specialty Finance, LLC
Great Elm Specialty Finance, LLC (“GESF”) is a specialty finance company and through its subsidiaries, provides a variety of financing options along a “continuum of lending” to middle-market borrowers, including receivables factoring, asset-based and asset-backed lending, lender finance and equipment financing. GESF expects to generate both revenue and cost synergies across its specialty finance company subsidiaries. The Company owns approximately 87.5% of GESF.
Investment Manager and Administrator
GECM’s investment team has more than 100 years of experience in the aggregate financing and investing in leveraged middle-market companies. GECM’s team is led by Matt Kaplan, GECM’s Portfolio Manager and our President and Chief Executive Officer. GECM’s investment committee includes Matt Kaplan, Adam M. Kleinman, Jason W. Reese and Nichole Milz. GEG is the parent company of GECM. The address for GECM is 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410.
Investment Selection
GECM employs a team of investment professionals with experience in leveraged and specialty finance. The research team performs fundamental research at both the industry and company level. Through in-depth
industry coverage, GECM’s investment team seeks to develop a thorough understanding of the fundamental market, sector drivers, mergers and acquisition activity, security pricing and trading and new issue trends. GECM’s investment team believes that understanding industry trends is an important element of investment success.
We have recently expanded our investment allocation in specialty finance companies as well as in participation opportunities generated by both unrelated and related specialty finance companies. GECM believes investments in specialty finance companies along the “continuum of lending” provide attractive risk adjusted returns that are expected to be largely uncorrelated to the liquid credit markets. The “continuum of lending” as seen by GECM is the various stages of capital that are provided to under-banked small and medium sized businesses and includes inventory and purchase order financing, receivables factoring, asset-based and asset-backed lending, and equipment financing. GECM believes that ownership interests in multiple specialty finance companies will create a natural competitive advantage for each business and generate both revenue and cost synergies across companies.
Idea Generation, Origination and Refinement
Idea generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, as well as current and former clients, portfolio companies and investors. GECM’s investment team is expected to supplement these lead sources by also utilizing broader research efforts, such as attendance at prospective borrower industry conferences and an active calling effort to brokers and investment bankers. GECM’s investment team focuses their idea generation and origination efforts on middle-market companies. In screening potential investments, GECM’s investment team utilizes a value-oriented investment philosophy with analysis and research focused on the preservation of capital.

GECM has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. GECM’s process requires focus on the terms of the applicable contracts and instruments. GECM’s criteria provide general guidelines for GECM’s investment committee’s decisions; however, not all of these criteria will be met by each prospective portfolio company in which they choose to invest.
Asset Based Investments
. Investments in businesses based on the value of the collateral or the issuer’s assets. This type of investment focuses on expected realizable value of the issuer’s assets.
Enterprise Value Investments
. Investments in businesses whose enterprise value represents the opportunity for principal to be repaid by refinancing or in connection with a merger or acquisition transaction. These investments focus on the going concern value of the enterprise.
Other Debt Investments
. Investments in businesses which have the ability to pay interest and principal on outstanding debt out of expected free cash flow from their business. These investments focus on the sustainability and defensibility of cash flows from the business.
Due Diligence
GECM’s due diligence typically includes:

•
analysis of the credit documents by GECM’s investment team (including the members of the team with legal training and years of professional experience). GECM will engage outside counsel when necessary as well;

•	review of historical and prospective financial information;

•	research relating to the prospective portfolio company’s management, industry, markets, customers, products and services and competitors and customers;

•	verification of collateral or assets;

•	interviews with management, employees, customers and vendors of the prospective portfolio company; and

•	informal or formal background and reference checks.
Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the diligence process present the opportunity to GECM’s investment committee, which then determines whether to pursue the potential investment.
Approval of Investment Transactions
GECM’s procedures call for each new investment under consideration by the GECM analysts to be preliminarily reviewed at periodic meetings of GECM’s investment team. GECM’s investment team then prepares a summary of the investment, including a financial model and risk cases and a legal review checklist. GECM’s investment committee then will hold a formal review meeting, and following approval of a specific investment, authorization is given to GECM’s trader, including execution guidelines.
GECM’s investment analysts provide regular updates of the positions for which they are responsible to members of GECM’s investment committee.
GECM’s investment analysts and portfolio manager will jointly decide when to sell a position in consultation with members of the GECM investment committee. The sale decision will then be given to GECM’s trader, who will execute the trade.

Ongoing Relationship with Portfolio Companies
As a BDC, we offer, and sometimes provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance.
GECM’s investment team monitors our portfolio companies on an ongoing basis. They monitor the financial trends of each portfolio company and its respective industry to assess the appropriate course of action for each investment. GECM’s ongoing monitoring of a portfolio company will include both a qualitative and quantitative analysis of the company and its industry.
Valuation Procedures
We value our assets, an essential input in the determination of our NAV consistent with GAAP and as required by the Investment Company Act. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Critical Accounting Policies and Estimates” of our latest Annual Report on Form
10-K
and Quarterly Report on Form
10-Q,”
which are incorporated by reference herein, for an extended discussion of our methodology.
Staffing
We do not currently have any employees. Mr. Kaplan is our President and Chief Executive Officer and Portfolio Manager for GECM, as well as a Managing Director of ICAM. Under an Administration Agreement, by and between us and GECM, GECM provides the services of our Chief Financial Officer and Chief Compliance Officer.
GECM has entered into a shared services agreement with ICAM, pursuant to which ICAM will make available to GECM certain employees of ICAM to provide back-office services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.
Competition
We compete for investments with other BDCs and investment funds (including private equity funds, hedge funds, mutual funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks, direct lending funds and other sources of funding. Additionally, because there is competition for investment opportunities among alternative investment vehicles, those entities have begun to invest in areas they have not traditionally invested in, including making investments in the types of portfolio companies we target. Many of these entities have greater financial and managerial resources than we do.
Exemptive Relief
We have received exemptive relief from the SEC that will allow us to co-invest,
together with other investment vehicles managed by GECM (as well as with proprietary accounts of an affiliate of GECM), in specific investment opportunities in accordance with the terms and conditions of the SEC order granting such exemptive relief.
Investment Management Agreement
Management Services
GECM serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, GECM manages our day-to-day
operations and provides

investment advisory and management services to us. Under the terms of the Investment Management Agreement, by and between us and GECM, GECM:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of our investments (including performing due diligence on our prospective portfolio companies);

•	closes and monitors our investments; and

•	determines the securities and other assets that we purchase, retain or sell.
GECM’s services to us under the Investment Management Agreement are not exclusive, and GECM is free to furnish similar services to other entities.
Management and Incentive Fees
Under the Investment Management Agreement, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.
The base management fee is calculated at an annual rate of 1.50% of our average adjusted gross assets, including assets purchased with borrowed funds. The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the then current calendar quarter. Base management fees for any partial quarter are prorated.
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is the Income Incentive Fee and the other component is the Capital Gains Incentive Fee.
Income Incentive Fee
The Income Incentive Fee is calculated and payable quarterly in arrears based on our pre-incentive
fee net investment income for the quarter.
Pre-incentive
fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee).
Pre-incentive
fee net investment income includes any accretion of original issue discount, market discount, PIK interest, PIK dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that we and our consolidated subsidiaries have recognized in accordance with GAAP, but have not yet received in cash (collectively, “Accrued Unpaid Income”).
Pre-incentive
fee net investment income does not include any realized capital gains or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive
fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.
Pre-incentive
fee net investment income, expressed as a rate of return on the value of our net assets (defined in accordance with GAAP) at the end of the immediately preceding calendar quarter, is compared to a fixed

“hurdle rate” of 1.75% per quarter (7.00% annualized). If market interest rates rise, we may be able to invest in debt instruments that provide for a higher return, which would increase our pre-incentive
fee net investment income and make it easier for GECM to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income.
We pay the incentive fee with respect to our
pre-incentive
fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;

•
100% of our
pre-incentive
fee net investment income with respect to that portion of such pre-incentive
fee net investment income, if any, that exceeds the hurdle rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive
fee net investment income as the “catch up” provision. The “catch up” is meant to provide GECM with 20% of the pre-incentive
fee net investment income as if a hurdle rate did not apply if our net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).
The following is a graphical representation of the calculation of the income related portion of the incentive fee:

These calculations are adjusted for any share issuances or repurchases during the quarter and will be appropriately prorated for any period of less than three months. Any Income Incentive Fee otherwise payable with respect to Accrued Unpaid Income (collectively, the “Accrued Unpaid Income Incentive Fees”) will be deferred, on a security by security basis, and will become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off,
impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce pre-incentive
fee net investment income and (2) reduce the amount of Accrued Unpaid Income deferred pursuant to the terms of the Investment Management Agreement. Subsequent payments of Income Incentive Fees deferred pursuant to this paragraph do not reduce the amounts payable for any quarter pursuant to the other terms of the Investment Management Agreement.
We will defer cash payment of any Income Incentive Fee otherwise payable to the investment adviser in any quarter (excluding Accrued Unpaid Income Incentive Fees with respect to such quarter) that exceeds (1) 20% of the Cumulative
Pre-Incentive
Fee Net Return (as defined below) during the most recent twelve full calendar quarter period ending on or prior to the date such payment is to be made (the “Trailing Twelve Quarters”) less (2) the aggregate incentive fees that were previously paid to the investment adviser during such Trailing Twelve Quarters (excluding Accrued Unpaid Income Incentive Fees during such Trailing Twelve Quarters and not subsequently paid). “Cumulative
Pre-Incentive
Fee Net Return” during the relevant Trailing Twelve Quarters means the sum of
(a) pre-incentive
fee net investment income in respect of such Trailing Twelve Quarters less (b) net realized capital losses and net unrealized capital depreciation, if any, in each case calculated in accordance with GAAP, in respect of such Trailing Twelve Quarters.

Capital Gains Incentive Fee
The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing with the partial calendar year from April 1, 2022 to December 31, 2022, and is calculated at the end of each applicable year by subtracting (a) the sum of our and our consolidated subsidiaries’ cumulative aggregate realized capital losses (excluding, for the avoidance of doubt, any realized capital losses arising from unrealized capital depreciation occurring prior to April 1, 2022) and aggregate unrealized capital depreciation from (b) our and our consolidated subsidiaries’ cumulative aggregate realized capital gains, in each case calculated from and after April 1, 2022 (the “Capital Gains Commencement Date”). If such amount is negative, then there is no Capital Gains Incentive Fee for such year. If such amount is positive at the end of such year, then the Capital Gains Incentive Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Incentive Fees paid in all prior years.
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the fair value of each investment in our portfolio as of the applicable Capital Gains Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.
Examples of Quarterly Incentive Fee Calculations
The following hypothetical calculations illustrate the calculation of the Income Incentive Fee under the Investment Management Agreement. Amounts shown are a percentage of total net assets.

	Assumption 1		Assumption 2		Assumption 3
Investment income(1)	6.00%		7.15%		8.00%
Hurdle rate (7% annualized)	1.75%		1.75%		1.75%
“Catch up” provision (8.75% annualized)	2.19%		2.19%		2.19%
Pre-incentive fee net investment income(2)	1.00%		2.15%		3.00%
Incentive fee	-	%(3)	0.40	%(4)	0.60	%(5)

(1)	Investment income includes interest income, dividends and other fee income.
(2)
Pre-incentive
fee net investment income is net of management fees and other expenses and excludes organizational and offering expenses. In these examples, management fees are 0.38% (1.50% annualized) of net assets and other expenses are assumed to be 4.62% of net assets.

(3)	The pre-incentive fee net investment income is below the hurdle rate and thus no incentive fee is earned.
(4)
The
pre-incentive
fee net investment income ratio of 2.15% is between the hurdle rate and the top of the “catch up” provision thus the corresponding incentive fee is calculated as 100% × (2.15% - 1.75%).

(5)
The
pre-incentive
fee net investment income ratio of 3.00% is greater than both the hurdle rate and the “catch up” provision thus the corresponding incentive fee is calculated as (i) 100% × (2.1875% - 1.75%) or 0.4375% (the “catch up”); plus (ii) 20% × (3.00% - 2.1875%).

The following hypothetical calculations illustrate the calculation of the Capital Gains Incentive Fee under the Investment Management Agreement.

	In millions
	Assumption 1		Assumption 2
Year 1
Investment in Company A	$20.0		$20.0
Investment in Company B	30.0		30.0
Investment in Company C	—		25.0
Year 2
Proceeds from sale of investment in Company A	50.0		50.0
Fair market value (“FMV”) of investment in Company B	32.0		25.0
FMV of investment in Company C	—		25.0
Year 3
Proceeds from sale of investment in Company C	—		30.0
FMV of investment in Company B	25.0		24.0
Year 4
Proceeds from sale of investment in Company B	31.0		—
FMV of investment in Company B	—		35.0
Year 5
Proceeds from sale of investment in Company B	—		20.0
Capital Gains Incentive Fee:
Year 1	$—	(1)	$—	(1)
Year 2	6.0	(2)	5.0	(6)
Year 3	—	(3)	0.8	(7)
Year 4	0.2	(4)	1.2	(8)
Year 5	—	(5)	—	(9)

(1)	There is no Capital Gains Incentive Fee in Year 1 as there have been no realized capital gains.
(2)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as $30.0 million × 20%.

(3)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses and there is $5.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($30.0 million - $5.0 million) × 20% less $6.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(4)
Aggregate realized capital gains are $31.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) $31.0 million × 20% less $6.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(5)	There is no Capital Gains Incentive Fee in Year 5 as there are no aggregate realized capital gains for which Capital Gains Incentive Fee has not already been paid in prior years.
(6)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses and there is $5.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($30.0 million - $5.0 million) × 20%. There have been no Capital Gains Incentive Fees paid in prior years.

(7)
Aggregate realized capital gains are $35.0 million. There are no aggregate realized capital losses and there is $6.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($35.0 million - $6.0 million) × 20% less $5.0 million (aggregate Capital Gains Incentive Fee paid in prior years).
(8)
Aggregate realized capital gains are $35.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) $35.0 million × 20% less $5.8 million (aggregate Capital Gains Incentive Fee paid in prior years).

(9)
Aggregate realized capital gains are $35.0 million. Aggregate realized capital losses are $10.0 million. There is no aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($35.0 million - $10.0 million) × 20% less $7.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

As illustrated in Year 3 of Assumption 1 above, if GECC were to be wound up on a date other than December 31 of any year, we may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if GECC had been wound up on December 31 of such year.
For the year ended December 31, 2024, we incurred $4.5 million in base management fees and $2.6 million in income-based fees accrued during the period. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2024.
For the year ended December 31, 2023, we incurred $3.5 million in base management fees and $3.1 million in income-based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2023.
For the year ended December 31, 2022, we incurred $3.2 million in base management fees and $0.6 million in income-based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2022.
Payment of Expenses
The services of all investment professionals and staff of GECM, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by GECM. GECM has policies and procedures in place to calculate reimbursement of administrative expenses insofar as they relate to compensation and overhead of administrator personnel and rent on a quarterly basis. Compensation of administrator personnel is allocated based on time allocation for the period. Other overhead expenses are based on a combination of time allocation and total headcount. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	our organizational expenses

•
fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to our investments, including, among others, professional fees (including the fees and expenses of counsel, consultants and experts) and fees and expenses relating to, or associated with, evaluating, monitoring, researching and performing due diligence on investments and prospective investments (including payments to third party vendors for financial information services);

•
out-of-pocket
fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the provision of managerial assistance to our portfolio companies that we agree to provide such services to under the Investment Company Act (exclusive of the compensation of any investment professionals of GECM);

•	interest or other costs associated with debt, if any, incurred to finance our business;

•	fees and expenses incurred in connection with our membership in investment company organizations;

•	brokers’ commissions;

•	investment advisory and management fees;

•	fees and expenses associated with calculating our NAV (including the costs and expenses of any independent valuation firm);

•	fees and expenses relating to offerings of our common stock and other securities;

•	legal, auditing or accounting expenses;

•	federal, state and local taxes and other governmental fees;

•
the fees and expenses of GECM, in its role as the administrator, and any sub-administrator,
our transfer agent or
sub-transfer
agent, and any other amounts payable under the Administration Agreement, or any similar administration agreement or sub-administration
agreement to which we may become a party;

•	the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of our securities;

•	the expenses of and fees for registering or qualifying our common stock for sale and of maintaining our registration and registering us as a broker or a dealer;

•	the fees and expenses of our directors who are not interested persons (as defined in the Investment Company Act);

•	the cost of preparing and distributing reports, proxy statements and notices to stockholders, the SEC and other governmental or regulatory authorities;

•	costs of holding stockholders’ meetings;

•	listing fees;

•
the fees or disbursements of custodians of our assets, including expenses incurred in the performance of any obligations enumerated by our bylaws or charter insofar as they govern agreements with any such custodian;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•
our allocable portion of the costs associated with maintaining any computer software, hardware or information technology services (including information systems, Bloomberg or similar terminals, cyber security and related consultants and email retention) that are used by us or by GECM or its respective affiliates on our behalf (which allocable portion shall exclude any such costs related to investment professionals of GECM providing services to us);

•
direct costs and expenses incurred by us or GECM in connection with the performance of administrative services on our behalf, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, independent auditors and outside legal costs;

•
all other expenses incurred by us or GECM in connection with administering our business (including payments under the Administration Agreement) based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs (including reasonable travel expenses); and

•
costs incurred by us in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with our business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of our rights against any person and indemnification or contribution expenses payable by us to any person and other extraordinary expenses not incurred in the ordinary course of our business.

Duration and Termination
Our Board initially approved the Investment Management Agreement on August 8, 2016, and most recently approved the Investment Management Agreement on July 22, 2025. The Investment Management Agreement renews for successive annual periods subject to annual approval by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons.” The Investment Management Agreement will automatically terminate if it is assigned. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. The Investment Management Agreement is currently in effect.
Conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Except in limited circumstances, any material change to the Investment Management Agreement must be submitted to stockholders for approval under the Investment Company Act and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the Investment Management Agreement.
Indemnification
We agreed to indemnify GECM, its stockholders and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with it, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as our investment adviser.
Organization of the Investment Adviser
GECM is a Delaware limited liability company and is registered as an investment adviser under the Advisers Act. GECM’s principal executive offices are located at 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410.
Board Approval of the Investment Management Agreement
On July 22, 2025, our Board approved the renewal of the Investment Management Agreement through September 26, 2026. In its consideration of the Investment Management Agreement, our Board focused on information it had received relating to, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by GECM;

•	the investment performance of us and GECM;

•
the extent to which economies of scale would be realized as we grow, and whether the fees payable under the Investment Management Agreement reflect these economies of scale for the benefit of our stockholders;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	existing and potential sources of indirect income to GECM from its relationship with us and the profitability of those income sources;

•	information about the services to be performed and the personnel performing such services under the Investment Management Agreement;

•	the organizational capability and financial condition of GECM and its affiliates; and

•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.
In connection with their consideration of the renewal of the Investment Management Agreement, our Board gave weight to each of the factors described above, but did not identify any one particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Board, including all of its independent members, concluded that the Investment Management Agreement should be approved and continued.
Regulation as a Business Development Company
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by the “vote of a majority of the outstanding voting securities”, as required by the Investment Company Act. A “vote of a majority of the outstanding voting securities of a company” is defined under the Investment Company Act as the lesser of:

•	67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or

•	more than 50% of the outstanding voting securities of such company.
A majority of our directors must be persons who are not “interested persons”, as that term is defined in the Investment Company Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are currently permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 150% immediately after each such issuance (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). In addition, while certain types of indebtedness and senior securities remain outstanding, we may be required to make provisions to prohibit distributions to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC. Our participation in any negotiated co-investment
opportunities (other than those in which the only term negotiated is price) with investment funds, vehicles or accounts managed by investment managers under common control with GECM (as well as with proprietary accounts of an affiliate of GECM) is subject to compliance with the Exemptive Order.
For example, we may sell shares of our common stock at a price below the then current NAV of our common stock if our Board determines that such sale is in our and our stockholders’ best interests, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which shares of our common stock are sold may be the fair value of such shares of common stock. We may be examined by the SEC for compliance with the Investment Company Act.
We are generally unable to sell shares of our common stock at a price below NAV per share. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage. We may, however, sell shares of our common stock at a price below NAV per share:

•	in connection with a rights offering to our existing stockholders,

•	with the consent of the majority of our common stockholders, or

•	under such other circumstances as the SEC may permit.
We may not acquire any assets other than “qualifying assets” unless, at the time we make such acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, government securities or high quality debt securities (within the meaning of the Investment Company Act), maturing in one year or less from the time of investment.
An “eligible portfolio company” is generally a U.S. domestic company that is not an investment company (other than a small business investment company wholly-owned by a BDC) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;

•	is controlled by the BDC and has an affiliate of the BDC on its board of directors;

•	does not have any class of securities listed on a national securities exchange;

•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250.0 million; or

•	meets such other criteria as may be established by the SEC.
“Control”, as defined by the Investment Company Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate.
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.
To include certain securities described above as “qualifying assets” for the purpose of the 70% test, a BDC must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to, collectively, as “temporary investments”, so that 70% of our assets, as applicable, are qualifying assets. We make purchases that are consistent with our purpose of making investments in securities described in paragraphs 1 through 3 of Section 55(a) of the Investment Company Act. We will invest in U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit.
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock, if our asset coverage, as defined in the Investment Company Act, is at least equal to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit cash distributions to our stockholders or the repurchase of our common stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.
Code of Business Conduct and Ethics and Insider Trading Policy
We have adopted a code of business conduct and ethics, which applies to our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees and our investment adviser. Our code requires our directors, officers, employees and investment adviser to comply with applicable laws and regulations and helps to preserve the integrity of our Company. We intend to disclose any amendments to or waivers of required provisions of the code by filing reports on Form
8-K.
Our code of business conduct and ethics can be accessed via our website at www.greatelmcc.com. Information on our website is not incorporated by reference in, and does not form part of, this prospectus.
Further, a Rule
17j-1
code of ethics has been adopted by the Company that is applicable to the officers and directors of the Company. In addition to establishing general standards of conduct for such persons, the Rule
17j-1
code of ethics also includes additional procedures as provided by Rule
17j-1
under the 1940 Act to prevent officers and directors of the Company from abusing their access to information about the Company’s investments.
Additionally, we maintain an insider trading policy that governs the purchase, sale, and/or other dispositions of our Company’s securities by directors, officers, and employees of the Company and certain other covered persons, and we have implemented processes for the Company, that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as Nasdaq listing standards.
Copies of our code of business conduct and ethics and the code of ethics required by Rule
17j-1
under the Investment Company Act have been filed as Exhibit (r)(1) and Exhibit (r)(3), respectively.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to GECM. The Proxy Voting Policies and Procedures of GECM are set forth below. The guidelines are reviewed periodically by GECM and our non-interested
directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to GECM.
Introduction
As an investment adviser registered under the Advisers Act, GECM has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, GECM recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for GECM’s investment advisory clients are intended to comply with Section 206 of, and Rule
206(4)-6
under, the Advisers Act.
Proxy Policies
GECM votes proxies relating to our portfolio securities in what it perceives to be the best interest of its clients. GECM reviews on a case-by-case
basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although GECM generally votes against proposals that may have a negative impact on its clients’ portfolio securities, GECM may vote for such a proposal if there exists compelling long-term reasons to do so.
GECM proxy voting decisions are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that our vote is not the product of a conflict of interest, GECM requires that: (i) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how GECM voted proxies during the twelve-month period ended March 31, 2025 without charge, upon request, by making a written request for proxy voting information to: Chief Compliance Officer, Great Elm Capital Corp., c/o Great Elm Capital Management, LLC, 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410, or by calling (617)
375-3006,
and on the SEC’s website at http://www.sec.gov.
Certain U.S. Federal Income Tax Matters
We have elected to be treated and intend to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt
interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any one issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as qualifying income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.
If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and certain additional conditions are met, in which case an additional penalty tax would be payable with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.
As a RIC, in any taxable year with respect to which we timely distribute at least 90% of the sum of:

•
our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid; and

•	net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions)
(collectively, the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. However, due to limits on the deductibility of certain expenses, we may, in certain years, have aggregate taxable income subject to the Annual Distribution Requirement that is in excess of the aggregate net income actually earned by us in those years.
To the extent that we meet the Annual Distribution Requirement but retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax on such income at the regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.
A 4% U.S. federal excise tax is imposed on a RIC if the RIC does not meet certain additional distribution requirements for each calendar year. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

•
at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year
period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax (collectively, the “Excise Tax Exemption Requirement”).
While we generally intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the Excise Tax Exemption Requirement.
If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.
We may decide to be taxed as a regular corporation even if we qualify as a RIC if we determine that being so taxed for a particular year would be in our best interests.

If we realize a net capital loss during any year in which we are a RIC, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether amounts corresponding to such gain are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses to offset its investment company taxable income.
Our Investments
Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things:

•
disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, net capital losses, business interest expenses and certain underwriting and similar fees;

•	convert lower taxed long-term capital gain and qualified dividend income into higher taxed, short-term capital gain or ordinary income;

•	convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited);

•	cause us to recognize income or gain without a corresponding receipt of cash;

•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur;

•	adversely alter the characterization of certain complex financial transactions; and

•	produce income that will not qualify for purposes of the 90% annual gross income requirement described above.
We will monitor our transactions and may make certain tax elections, borrow money or dispose of securities (even if it is not advantageous to dispose of such securities) to mitigate the effect of these rules, prevent disqualification of us as a RIC and prevent or mitigate imposition of corporate-level U.S. federal income tax. However, no assurances can be given as to our eligibility for any such tax elections or that any such tax elections that are made will fully mitigate the effects of these rules.
Investments we make in securities issued at a discount or providing for deferred interest or PIK interest may be subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, if we buy a debt security whose “stated redemption price at maturity” (generally, the sum of all payments required under the note other than payments of “qualified stated interest”, which generally is stated interest that is unconditionally payable in cash or in property other than debt instruments of the issuer at least annually at a single fixed rate) exceeds its issue price by an amount that does not satisfy a de minimis test, we will generally be required to accrue the excess amount on a daily basis in accordance with a constant yield-to-maturity
method (unless otherwise accelerated) and to distribute such income on a timely basis each year (in advance of receipt of corresponding cash) to maintain our tax treatment as a RIC and to avoid U.S. federal income and excise taxes. Because in these and certain other circumstances we may recognize income before or without receiving cash representing such income or incur expenses that are not fully deductible for tax purposes, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thereby be subject to corporate-level income tax.
Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out,
modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future
non-cash
income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying
income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.
Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
If we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.
If we acquire shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax (plus an interest charge) on a portion of any “excess distribution” or gain from the disposition of such shares even if such amounts are distributed by us to our stockholders. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing treatment, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, subject to certain limitations, we can elect to mark-to-market
at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control. Under either election, we may be required to recognize in a year income in excess of distributions we receive from PFICs and proceeds we receive from dispositions of PFIC stock during that year, and such income will nevertheless generally be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.
If we directly or indirectly hold 10% or more of the shares (by vote or value) in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be required to include in our gross income our pro rata share of such CFC’s “subpart F income” and “global intangible low-taxed
income,” whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or constructively) by U.S. Stockholders. A “U.S. Stockholder”, for purposes of this paragraph, is any U.S. person that possesses (directly, indirectly, or constructively) 10% or more of the combined voting power of all classes of shares or 10% or more of the value of a corporation. If we are required to include our pro rata share of “subpart F income” or “global intangible low-taxed
income” in our gross income for a taxable year, we will be required to include such income in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute an amount equal to such income to satisfy the Annual Distribution Requirement and the Excise Tax Exemption Requirement.
Although the Code generally provides that income inclusions from QEFs and inclusions of subpart F income and global intangible low-taxed
income from CFCs will be qualifying income for purposes of the 90% gross income requirement to the extent such income is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF or inclusions of subpart F income and global intangible low-taxed
income during the RIC’s taxable year with respect to which no distribution is received would be qualifying income for the 90% gross income requirement. The U.S. Treasury, however, has issued regulations that treat such income as qualifying for purposes of the 90% gross income requirement, provided the income is derived with respect to a corporation’s business of investing in stock, securities or currencies.
Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also generally treated as ordinary income or loss.
If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our ability to pay dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.
Even if we are authorized to borrow funds and/or to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make cash distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.
Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or to reduce or eliminate the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out
or restructuring of a portfolio investment, may cause us not to satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC as a result of us failing to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax (and possible state or local tax) on their earnings, which ultimately will reduce the yield to our stockholders on such income and fees.
Failure to Qualify as a RIC
If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates, and we would not be able to deduct distributions to stockholders. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for reduced maximum rates for non-corporate
U.S. Holders (as defined below) (subject to certain limitations) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. Holders (as defined below) would be eligible for the dividends received deduction from domestic corporations. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding five-year period. Our qualification and taxation as a RIC depends upon our ability to satisfy on a continuing basis, through actual, annual operating results, various distribution, income and asset-related requirements, and other requirements imposed under the Code. No assurance can be given that we will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may become impossible or impracticable.
Administration Agreement
Our Board approved the Administration Agreement on August 8, 2016. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as the administrator. Under the Administration Agreement, GECM will, from time to time, provide, or otherwise arrange for the provision of, other services GECM determines to be necessary or useful to perform its obligations under the Administration Agreement, including retaining the services of financial, compliance, accounting and administrative personnel that perform services on our behalf, including personnel to serve as our Chief Financial Officer and Chief Compliance Officer. Under the Administration Agreement, GECM also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GECM assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments made by us to GECM under the Administration Agreement are equal to an amount based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers (including our Chief Compliance Officer, Chief Financial Officer and their respective staffs). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
We bear all costs and expenses, including rental expenses, that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement.
The Administration Agreement provides that, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM, its stockholders and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from or otherwise based upon the rendering of GECM’s services under the Administration Agreement or otherwise as our administrator.
Great Elm License Agreement
We have a license agreement with GEG pursuant to which GEG grants us a non-exclusive,
royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the Great Elm Capital Corp. name and the logo for so long as GECM, or an affiliate thereof, remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Great Elm Capital Corp.” name. The license agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.
Brokerage Allocation and Other Practices
Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in do not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, GECM is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GECM does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.
The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is approximately $113. Such commissions include approximately $113 in brokerage commissions paid to Imperial Capital, LLC, an affiliated person of ICAM, beginning when ICAM became an affiliated person of the Company during the quarter ended December 31, 2021 through December 31, 2025. Brokerage commissions paid to Imperial Capital, LLC represent nearly 100% of our aggregate brokerage commissions during the most recent fiscal year and the dollar amount of transactions on which such brokerage commissions were paid represents nearly 100% of the aggregate dollar amount of transactions involving the payment of commissions during such fiscal year.
Properties
Our executive offices are located at 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410, and are provided by GECM in accordance with the terms of the Administration Agreement.
Legal Proceedings
From time to time, we, our investment adviser or administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. Information regarding our legal proceedings is incorporated by reference herein from our most recent Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed on March 10, 2025, as well as any amendments reflected in subsequent filings with the SEC, and our most recent Quarterly Report on Form
10-Q
for the quarterly period ended September 30, 2025, filed on November 4, 2025, as well as any amendments reflected in subsequent filings with the SEC.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of GECM and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

PORTFOLIO COMPANIES
The following table sets forth certain information as of September 30, 2025 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.
The Board approved the valuation of the Company’s investment portfolio, as of September 30, 2025, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus supplement and the accompanying prospectus.

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity Date	Par Amount/ Quantity	Cost	Fair Value	Percentage of Class(3)
Investments at Fair Value
Advancion 1500 E Lake Cook Rd Buffalo Grove, IL 60089	Chemicals	1st Lien, Secured Loan	2, 16	1M SOFR + 4.00% (8.26%)	08/26/2025	11/24/2027	$3,990	$3,931	$3,872
Advancion 1500 E Lake Cook Rd Buffalo Grove, IL 60089	Chemicals	2nd Lien, Secured Loan	2, 16	1M SOFR + 7.75% (12.01%)	09/21/2022	11/24/2028	1,625	1,546	1,472
American Coastal Insurance Corp. 800 2nd Avenue S. Saint Petersburg, FL 33701	Insurance	Unsecured Bond		7.25%	12/20/2022	12/15/2027	13,000	9,025	13,039
Auction.com 1 Mauchly Irvine, CA 92618-2305	Financial Services	1st Lien, Secured Loan	2, 6, 19	6M SOFR + 6.00% (10.04%)	09/09/2024	05/26/2028	3,164	3,046	2,893
Avation Capital SA 65 Kampong Bahru Road. #01-01 Singapore 169370	Aircraft	2nd Lien, Secured Bond	10, 11	8.25%	02/04/2022	10/31/2026	4,671	4,483	4,654
Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154	Closed-End Fund	Common Equity	10	n/a	09/25/2024	n/a	6,000	182	156	*
Blue Ribbon, LLC 110 E Houston St. San Antonio, TX 78205	Food & Staples	1st Lien, Secured Loan	2, 6, 7, 16	3M SOFR + 8.00% (8.28% Cash + 4.00% PIK)	01/16/2025	05/08/2028	249	243	245
Brightline East, LLC 350 NW 1st Ave, Suite 200 Miami, FL 33128	Transportation	1st Lien, Secured Bond	11	11.00%	03/10/2025	01/31/2030	925	644	380
CLO Formation JV, LLC 800 Boylston Street, Suite 900 Boston, MA 02199	Structured Finance	Common Equity	4, 10, 12	n/a	04/23/2024	n/a	166	52,359	45,397	71.25%
CMI Marketing, Inc. 1411 Broadway, Floor 27, New York, NY 10018	Marketing Services	1st Lien, Secured Loan	2, 6, 15	1M SOFR + 4.25% (8.53%)	09/05/2025	03/23/2028	1,895	1,881	1,881
Commercial Vehicle Group, Inc. 7800 Walton Parkway New Albany, Ohio 43054	Transportation Equipment Manufacturing	1st Lien, Secured Loan	2, 6, 20	1M SOFR + 9.75% (14.01%)	07/31/2025	06/27/2030	4,988	4,841	4,838
Commercial Vehicle Group, Inc. 7800 Walton Parkway New Albany, Ohio 43054	Transportation Equipment Manufacturing	Tranche 1 warrants	6, 8, 23	n/a	07/31/2025	06/25/2030	103,547	—	98
Commercial Vehicle Group, Inc. 7800 Walton Parkway New Albany, Ohio 43054	Transportation Equipment Manufacturing	Tranche 2 warrants	6, 8, 23	n/a	07/31/2025	06/25/2030	103,547	—	86
Confluence Technologies One Allegheny Square, Suite 800 Pittsburgh, PA 15212	Technology	1st Lien, Secured Loan	2, 15	3M SOFR + 3.75% (7.90%)	03/04/2025	07/31/2028	1,098	994	901
Conuma Resources LTD 235 Front St, Tumbler Ridge BC V0C 0B3, Canada	Metals & Mining	1st Lien, Secured Bond	6, 10, 11	13.13%	08/08/2024	05/01/2028	4,055	4,131	3,614
Conuma Resources LTD 235 Front St, Tumbler Ridge BC V0C 0B3, Canada	Metals & Mining	1st Lien, Secured Bond	6, 10, 11	13.13%	04/15/2025	05/01/2028	1,400	1,369	1,381
Coreweave Compute Acquisition Co. II, LLC 101 Eisenhower Parkway, Suite 106 Roseland, NJ 07068	Technology	1st Lien, Secured Loan	2, 6, 14	3M SOFR + 9.62% (13.77%)	08/21/2023	07/31/2028	12,688	12,636	13,005
Coreweave Compute Acquisition Co. IV, LLC 101 Eisenhower Parkway, Suite 106 Roseland, NJ 07068	Technology	1st Lien, Secured Loan	2, 6, 14	3M SOFR + 6.00% (10.23%)	05/29/2024	05/16/2030	3,314	3,271	3,380
CSC ServiceWorks 35 Pinelawn Road, Suite 120 Melville, NY 11747	Consumer Services	1st Lien, Secured Loan	2, 16	3M SOFR + 4.00% (8.39%)	09/26/2023	03/04/2028	4,006	3,551	3,340
CW Opportunity 2 LP 603 Orrington Avenue, 13th Floor Evanston, IL 60201	Technology	Private Fund	10, 12	n/a	05/14/2024	n/a	5,002,186	5,002	14,756

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity Date	Par Amount/ Quantity	Cost	Fair Value	Percentage of Class(3)
Del Monte Foods Corp II Inc. 205 N Wiget Ln Walnut Creek, CA 94598	Food & Staples	Jr. DIP Loan	2, 6, 7, 17	1M SOFR + 9.50% (0.00% Cash + 13.77% PIK)	07/14/2025	04/02/2026	3,945	3,942	3,945
Del Monte Foods Corp II Inc 205 N Wiget Ln Walnut Creek, CA 94598	Food & Staples	Sr. DIP Loan	2, 6, 7, 17	1M SOFR + 9.50% (5.27% Cash + 8.50% PIK)	07/14/2025	04/02/2026	2,709	2,631	2,709
Del Monte Foods Corp II Inc 205 N Wiget Ln Walnut Creek, CA 94598	Food & Staples	1st Lien, Secured Loan	2, 6, 8, 9	n/a	10/16/2024	08/02/2028	2,040	2,035	1,051
Del Monte Foods Corp II Inc 205 N Wiget Ln Walnut Creek, CA 94598	Food & Staples	1st Lien, Secured Loan	2, 6, 8, 9	n/a	04/17/2025	08/02/2028	264	258	136
DTI Holdco, Inc. 777 3rd Ave, 12th Floor, New York, NY 10017	Business Services	1st Lien, Secured Loan	2, 16	1M SOFR + 4.00% (8.16%)	09/04/2025	04/26/2029	1,895	1,774	1,681
Dynata, LLC (New Insight Holdings, Inc.) 4 Research Drive, Suite 300 Shelton, CT 06484	Internet Media	1st Lien, Secured Loan	2, 17	3M SOFR + 5.50% (9.96%)	07/15/2024	10/15/2028	4,732	4,732	3,853
Dynata, LLC (New Insight Holdings, Inc.) 4 Research Drive, Suite 300 Shelton, CT 06484	Internet Media	Common Equity	6, 8	n/a	07/15/2024	n/a	100,000	11,231	1,611	1.00%
Dynata, LLC (New Insight Holdings, Inc.) 4 Research Drive, Suite 300 Shelton, CT 06484	Internet Media	Warrants	6, 8, 23	n/a	07/15/2024	07/15/2029	45,714	—	—	3.20%
EagleView Technology Corp. 0900 Northeast 4th Street Suite 800 Bellevue, WA 98004	Technology	1st Lien, Secured Loan	2, 7, 20	3M SOFR + 6.50% (9.50% Cash + 1.00% PIK)	03/27/2025	08/14/2028	6,216	6,065	6,095
Elevate Textiles, Inc. 121 W Trade St Suite 1700 Charlotte, NC 28202	Textiles	1st Lien, Secured Loan	2, 6, 7, 17	3M SOFR + 6.50% (5.44% Cash + 5.50% PIK)	11/07/2024	09/30/2027	2,533	2,118	2,108
First Brands, Inc. 3255 West Hamlin Road Rochester Hills, MI 48309	Transportation Equipment Manufacturing	1st Lien, Secured Loan	2, 8, 9	n/a	06/09/2023	03/30/2027	4,797	4,774	1,688
First Brands, Inc. 3255 West Hamlin Road Rochester Hills, MI 48309	Transportation Equipment Manufacturing	2nd Lien, Secured Loan	2, 8, 9	n/a	03/24/2021	03/30/2028	16,200	15,807	898
Flexsys Cayman Holdings, LP 1521 Concord Pike, Suite 201 Wilmington, DE 19803	Chemicals	1st Lien, Secured Loan	2, 16	3M SOFR + 6.25% (10.45%)	05/23/2025	08/01/2029	1,820	1,786	1,548
Flexsys Cayman Holdings, LP 1521 Concord Pike, Suite 201 Wilmington, DE 19803	Chemicals	1st Lien, Secured Loan	2, 16	3M SOFR + 5.25% (9.71%)	05/28/2025	08/01/2029	5,992	5,082	1,940
Foresight Energy 211 North Broadway, Suite 2600 St. Louis, MO 63102	Metals & Mining	1st Lien, Secured Loan	2, 6, 19	3M SOFR + 8.00% (12.10%)	07/29/2021	06/30/2027	5,840	5,856	5,565
Form Technologies LLC 11325 N Community House Road, Suite 300 Charlotte, NC 28277	Industrial	1st Lien, Secured Loan	2, 15	3M SOFR + 5.75% (10.08%)	11/01/2024	07/19/2030	4,738	4,653	4,150
FPL Food LLC 7907 13th Avenue Brooklyn, NY 11228	Food & Staples	1st Lien, Secured Loan	2, 6, 14, 22	PRIME + 3.25% (11.50%)	10/02/2024	02/13/2027	4,000	4,000	4,020
FS KKR CAPITAL CORP 201 Rouse Boulevard Philadelphia, PA 19112	Closed-End Fund	Common Equity	10	n/a	05/09/2024	n/a	250,000	4,445	3,733	*
Globoforce Limited 21 Beckett Way, Park West Business Park, Dublin, Ireland	Commercial Services	Factoring Participation	6, 10	0.00%	09/25/2025	06/24/2026	6,000	6,000	6,000
Graftech 982 Keynote Circle Independence, OH 44131	Industrial	2nd Lien, Secured Bond	11	9.88%	04/25/2025	12/23/2029	1,470	1,123	1,255

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity Date	Par Amount/ Quantity	Cost	Fair Value	Percentage of Class(3)
Great Elm Specialty Finance, LLC 3100 West End Ave, Suite 750 Nashville, TN 37203	Specialty Finance	Common Equity	4, 6	n/a	09/01/2023	n/a	87,500	17,000	13,370	87.50%
Great Elm Specialty Finance, LLC 3100 West End Ave, Suite 750 Nashville, TN 37203	Specialty Finance	Subordinated Note	4, 6	13.00%	09/01/2023	06/30/2026	25,325	25,325	25,325
Greenfire Resources Ltd. 205 5th Avenue SW, Suite 1900 Calgary, AB T2P 2V7 Canada	Oil & Gas Exploration & Production	1st Lien, Secured Bond	10, 11	12.00%	09/13/2023	10/01/2028	4,152	4,096	4,399
Inmar Inc. 1 W. 4th St, Suite 500 Winston-Salem, NC 27101	Consumer Services	1st Lien, Secured Loan	2, 14	1M SOFR + 4.50% (8.66%)	10/31/2024	10/30/2031	7,187	7,174	7,156
Ipsen US Holdings, Inc. 1 Main St Cambridge, MA 02142	Industrial	1st Lien, Secured Loan	2, 6, 7, 21	1M SOFR + 12.09% (7.45% Cash + 8.81% PIK)	08/14/2024	07/31/2029	5,469	5,315	5,186
Mad Engine Global, LLC 6740 Cobra Way San Diego, CA 92121	Apparel	1st Lien, Secured Loan	2, 6, 17	3M SOFR + 7.00% (11.26%)	06/30/2021	07/15/2027	6,487	5,965	5,699
Main Street Sports Group LLC 616 Happy Acres Drive, Suite B Chesapeake, VA 23323	Media	1st Lien, Secured Loan	7	15.00%	02/06/2025	01/03/2028	112	105	95
Manchester Acquisition Sub, LLC 251 Little Falls Drive Wilmington, DE 19808	Chemicals	1st Lien, Secured Loan	2, 6, 16	3M SOFR + 5.75% (10.07%)	09/26/2023	12/01/2026	7,487	7,223	7,178
Maverick Gaming LLC 12530 NE 144th Street Kirkland, WA 98034	Casinos & Gaming	Jr. DIP Loan	2, 6, 7, 20	1M SOFR + 12.50% (5.16% Cash + 11.50% PIK)	07/16/2025	04/16/2026	1,557	1,503	1,556
Maverick Gaming LLC 12530 NE 144th Street Kirkland, WA 98034	Casinos & Gaming	Sr. DIP Loan	2, 6, 20	1M SOFR + 12.50% (16.66%)	07/31/2025	04/16/2026	907	876	907
Maverick Gaming LLC 12530 NE 144th Street Kirkland, WA 98034	Casinos & Gaming	1st Lien, Secured Loan	2, 6, 8, 9	n/a	04/03/2024	06/03/2028	5,741	6,353	1,086
New Wilkie Energy Pty Limited 1245 Macalister Wilkie Creek Road Macalister, QLD 4406	Metals & Mining	1st Lien, Secured Loan	6, 8, 10	n/a	02/20/2025	02/20/2027	1,268	1,235	1,268
New Wilkie Energy Pty Limited 1245 Macalister Wilkie Creek Road Macalister, QLD 4406	Metals & Mining	1st Lien, Secured Loan	6, 8, 10	n/a	02/20/2025	02/20/2027	114	111	114
New Wilkie Energy Pty Limited 1245 Macalister Wilkie Creek Road Macalister, QLD 4406	Metals & Mining	2nd Lien, Secured Loan	6, 8, 10	n/a	02/20/2025	02/20/2099	4,153	4,973	1,246
NGC CLO 2 Ltd. PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, Cayman Islands KY1-1102	Structured Finance	CLO Equity	6, 10	16.60%	03/07/2025	04/20/2038	7,410	6,190	6,907
Northeast Grocery Inc. 461 Nott St Schenectady, NY 12308	Food & Staples	1st Lien, Secured Loan	2, 6, 17	3M SOFR + 7.50% (11.69%)	08/08/2024	12/13/2028	2,516	2,541	2,535
PFS Holdings Corp. 3747 Hecktown Road Easton, PA 18045	Food & Staples	Common Equity	5, 6, 8	n/a	11/13/2020	n/a	5,238	12,379	—	5.05%
PowerStop LLC 6112 W 73rd Street Bedford Park, IL 60638	Transportation Equipment Manufacturing	1st Lien, Secured Loan	2, 15	3M SOFR + 4.75% (9.16%)	02/09/2024	01/26/2029	1,603	1,499	1,295
ProFrac Holdings II, LLC 333 Shops Boulevard Suite 301 Weatherford, TX 76087	Energy Services	1st Lien, Secured Bond	2, 6, 10, 11, 21	3M SOFR + 7.25% (11.81%)	12/27/2023	01/23/2029	5,762	5,720	5,690
Quirch Foods, Co. 2701 South Le Jeune Road, 12th Floor, Coral Gables, FL 33134	Food & Staples	1st Lien, Secured Loan	2, 17	1M SOFR + 4.75% (9.05%)	08/25/2025	10/27/2027	1,995	1,965	1,953

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity Date	Par Amount/ Quantity	Cost	Fair Value	Percentage of Class(3)
Ruby Tuesday Operations LLC 333 E. Broadway Avenue Maryville, TN 37804	Restaurants	1st Lien, Secured Loan	2, 6, 7, 18	1M SOFR + 16.00% (0.00% Cash + 20.39% PIK)	01/31/2023	02/24/2027	160	160	159
Ruby Tuesday Operations LLC 333 E. Broadway Avenue Maryville, TN 37804	Restaurants	1st Lien, Secured Loan	2, 6, 7, 18	1M SOFR + 12.00% (10.39% Cash + 6.00% PIK)	09/03/2024	02/24/2027	2,651	2,635	2,593
Ruby Tuesday Operations LLC 333 E. Broadway Avenue Maryville, TN 37804	Restaurants	Warrants	6, 8, 23	n/a	02/24/2021	02/24/2027	311,697	—	312	2.81%
SIRVA Worldwide Inc. One Parkview Plaza Oakbrook Terrace, IL 60181	Business Services	1st Lien, Secured Loan	2, 6, 20	3M SOFR + 8.00% (12.00%)	02/06/2025	02/20/2029	700	693	651
SIRVA Worldwide Inc. One Parkview Plaza Oakbrook Terrace, IL 60181	Business Services	Delayed Draw, Secured Loan	2, 6, 20	3M SOFR + 8.00% (12.00%)	02/19/2025	02/20/2029	80	79	71
Stone Ridge Opportunities Fund L.P. One Vanderbilt Ave., 65th Floor New York, NY 10017	Insurance	Private Fund	8, 10, 12	n/a	01/01/2023	n/a	2,379,875	2,389	4,451
Thryv, Inc. 2200 West Airfield Drive PO Box 619810 Dallas, TX 75261	Marketing Services	1st Lien, Secured Loan	2, 6, 10, 17	1M SOFR + 6.75% (10.91%)	04/30/2024	05/01/2029	1,215	1,206	1,202
TPC Group Inc. 500 Dallas St Suite 2000 Houston, TX 77002	Chemicals	1st Lien, Secured Loan	2, 14	6M SOFR + 5.75% (9.77%)	11/22/2024	12/16/2031	945	932	915
Trouvaille Re Ltd. 1700 City Plaza Drive, Suite 200 Spring, TX 77389	Insurance	Preference Shares	6, 10	n/a	03/27/2024	n/a	100	5,000	6,629
TRU Taj Trust 505 Park Avenue, 2nd Floor New York, NY 10022	Retail	Common Equity	6, 8	n/a	07/21/2017	n/a	16,000	611	85	2.75%
TruGreen LP 1790 Kirby Parkway Suite 300 Memphis, TN 38138	Consumer Services	1st Lien, Secured Loan	2, 16	1M SOFR + 4.00% (8.26%)	05/14/2024	11/02/2027	1,772	1,718	1,737
TruGreen LP 1790 Kirby Parkway Suite 300 Memphis, TN 38138	Consumer Services	2nd Lien, Secured Loan	2, 16	3M SOFR + 8.50% (13.07%)	05/14/2024	11/02/2028	900	739	793
Universal Fiber Systems 640 State Street Bristol, TN 37620	Chemicals	1st Lien, Secured Loan	2, 6, 7, 17	1M SOFR + 12.00% (8.28% Cash + 8.00% PIK)	10/16/2024	09/30/2028	5,791	5,784	5,743
Universal Fiber Systems 640 State Street Bristol, TN 37620	Chemicals	Common Equity	6, 8	n/a	10/16/2024	n/a	41,687	6,809	6,079	5.44%
Universal Fiber Systems 640 State Street Bristol, TN 37620	Chemicals	Common Equity	6, 8	n/a	10/16/2024	n/a	371	—	—	*
Universal Fiber Systems 640 State Street Bristol, TN 37620	Chemicals	Common Equity	6, 8	n/a	10/16/2024	n/a	976	—	—	2.37%
Victra Holdings, LLC 8800 Page Ave., St. Louis, MO 63114	Retail	1st Lien, Secured Loan	2, 16	3M SOFR + 3.75% (7.75%)	09/10/2024	03/31/2029	1,383	1,383	1,383
Vivos Holdings, LLC 8800 Page Ave., St. Louis, MO 63114	Consumer Products	1st Lien, Secured Loan	2, 6, 19	1M SOFR + 6.00% (10.15%)	08/13/2025	08/13/2030	4,750	4,703	4,710
Vivos Holdings, LLC 8800 Page Ave., St. Louis, MO 63114	Consumer Products	2nd Lien, Secured Loan	2, 6, 7, 21	1M SOFR + 10.00% (0.00% Cash + 14.16% PIK)	08/13/2025	02/13/2031	9,667	9,667	9,689
Vivos Holdings, LLC 8800 Page Ave., St. Louis, MO 63114	Consumer Products	Promissory Note	6, 7	4.50%	08/13/2025	08/13/2032	2,045	2,045	2,045

Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity Date	Par Amount/ Quantity	Cost	Fair Value	Percentage of Class(3)
Vivos Holdings, LLC 8800 Page Ave., St. Louis, MO 63114	Consumer Products	Promissory Note	6, 7	9.00% (0.00% Cash + 9.00% PIK)	08/13/2025	08/13/2032	131	131	131
Vivos Holdings, LLC 8800 Page Ave., St. Louis, MO 63114	Consumer Products	Warrants	6, 8, 23	n/a	08/13/2025	08/13/2031	592	—	769	*
Walor North America, Inc. 2230 S 3rd St, Columbus, OH 43207	Industrial	1st Lien, Secured Loan	2, 6, 14	1M SOFR + 5.75% (10.03%)	06/17/2025	06/17/2028	1,500	1,500	1,500
W&T Offshore, Inc. 5718 Westheimer Road, Suite 700 Houston, TX 77057	Oil & Gas Exploration & Production	2nd Lien, Secured Bond		10.75%	01/14/2025	02/02/2029	6,450	6,146	6,175
x.AI LLC 1450 Page Mill Rd, Palo Alto, CA 94304	Technology	1st Lien, Secured Bond		12.50%	08/29/2025	06/30/2030	900	898	945

Total Investments excluding Short-Term Investments ((232.06% of Net Assets)								374, 223	325,106

Short-Term Investments
United States Treasury	Short-Term Investments	Treasury Bill		0.00%	n/a	n/a	65,000,000	64,362	64,362
MFB Northern Inst Funds Treas Portfolio Premier CL	Short-Term Investments	Money Market		4.16%	n/a	n/a	24,336,133	24,336	24,336

Total Short-Term Investments (48.71% of Net Assets)			13					88,698	88,698

TOTAL INVESTMENTS (287.98% of Net Assets)								$462,921	$413,804

Other Liabilities in Excess of Net Assets (187.98% of Net Assets)									$(273,706)
NET ASSETS									$140,098

(1)
Great Elm Capital Corp.’s (the “Company”) investments are generally acquired in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)
Certain of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to Secured Overnight Financing Rate (“SOFR”) or prime rate (“Prime”) which are reset periodically. For each debt investment, the Company has provided the interest rate in effect as of period end. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate. The SOFR as of period end was 4.24%. The one-month
(“1M”) SOFR as of period end was 4.13%. The three-month (“3M”) SOFR as of period end was 3.98%. The six-month
(“6M”) SOFR as of period end was 3.85%. The Prime Rate as of period end was 7.25%.

(3)	Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.
(4)
“Controlled Investments” are investments in those companies that are “Controlled Investments” of the Company, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). A company is deemed to be a “Controlled Investment” of the Company if the Company owns more than 25% of the voting securities of such company.

(5)
“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the Investment Company Act, which are not “Controlled Investments.” A company is deemed to be an “Affiliate” of the Company if the Company owns 5% or more, but less than 25%, of the voting securities of such company.

(6)	These investments were valued using unobservable inputs and are considered Level 3 investments.
(7)
Security pays, or has the option to pay, some or all of its interest in kind. As of September 30, 2025, the Blue Ribbon, LLC secured loan, each of the Del Monte Foods Corp II Inc. secured loans, the EagleView Technology Corp secured loan, the Elevate Textiles, Inc. secured loan, the Ipsen US Holdings, Inc. secured loan, the Main Street Sports Group LLC secured loan, each of the Ruby Tuesday Operations, LLC (“Ruby Tuesday”) secured loans, the Universal Fiber Systems secured loan, and certain of the Vivos Holdings, LLC (“Vivos”) loans and notes pay all or a portion of their interest in-kind
and the rates above reflect the
payment-in-kind
(“PIK”) interest rates.

(8)	Non-income producing security.
(9)	Investment was on non-accrual status as of period end.
(10)
Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the Investment Company Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying
assets. Of the Company’s total assets, 26.65% were
non-qualifying
assets as of period end.

(11)
Security exempt from registration pursuant to Rule 144A under the Securities Act. Such security may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration.

(12)	As a practical expedient, the Company uses net asset value to determine the fair value of this investment.
(13)
As of period end, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $20,968; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $(70,085); the net unrealized depreciation was $(49,117); the aggregate cost of securities for Federal income tax purposes was $438,585.

(14)	Loan includes interest rate floor of 0.00%.
(15)	Loan includes interest rate floor of 0.50%.
(16)	Loan includes interest rate floor of 0.75%.
(17)	Loan includes interest rate floor of 1.00%.
(18)	Loan includes interest rate floor of 1.25%.
(19)	Loan includes interest rate floor of 1.50%.
(20)	Loan includes interest rate floor of 2.00%.
(21)	Loan includes interest rate floor of 2.50%.
(22)	Loan includes interest rate floor of 8.25%.
(23)
The strike price at which investments in warrants may be exercised is $1.58 for the Commercial Vehicle Group, Inc. (“CVGI”) Tranche 1 warrants, $2.07 for the CVGI Tranche 2 warrants, $37.72 for the Dynata, LLC warrants, $0.01 for the Ruby Tuesday warrants and $3,930.13 for the Vivos warrants.

*	Represents less than 1%.

MANAGEMENT
Information about our management included under the captions “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Part III, Item 10, Item 11 and Item 12, respectively, of our most recent Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed with the SEC on March 10, 2025, any amendments reflected in subsequent filings with the SEC, and information about our management included under the caption “Management” in our most recent Proxy Statement for our Annual Meeting of Stockholders filed on April 11, 2025, is incorporated herein by reference.
Our Board of Directors
Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of December 31, 2025. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities of GECC (1)(2)
Independent Directors
Mark Kuperschmid	Over $100,000
Richard Cohen	$10,001—$50,000
Chad Perry	None
Interested Directors
Matthew A. Drapkin	Over $100,000
Erik A. Falk	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price for our common stock of $7.05 on December 31, 2025.
Our Portfolio Manager
GECM manages our portfolio. We consider Matt Kaplan, our President and Chief Executive Officer, to be our portfolio manager. GECM’s investment team does not receive any direct compensation from us in connection with the management of our portfolio. GECM’s investment personnel may be compensated through: (1) annual base salary; (2) cash bonuses; and (3) equity in GEG.
Matt Kaplan
has been our President and Chief Executive Officer since March 2022. Mr. Kaplan has served as a Portfolio Manager since October 2020 and as President since August 2023 for GECM, as well as a Managing Director of ICAM focused on investment opportunities across the capital structure. Mr. Kaplan joined ICAM in 2020 after spending four years at Citadel LLC from 2015 to 2019 investing in special situations and event-driven credit and equities. Previously, Mr. Kaplan served as a Senior Vice President of Imperial Capital UK from 2014 to 2015, advising on special situations and complex transactions, including the liquidation of a failed bank. Prior to Imperial Capital UK, Mr. Kaplan worked in research with Imperial Capital US from 2007 to 2014. Mr. Kaplan earned a B.S. in Managerial Economics from the University of California, Davis and holds the Chartered Financial Analyst designation from the CFA Institute.

Other Accounts Managed
As of December 31, 2025, Matt Kaplan was primarily responsible for the day-to-day
management of one pooled investment fund for institutional investors.

Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Matt Kaplan	Registered Investment Companies:	None	None	None	None
	Other Pooled Investment Vehicles:	1	$ 14.0	1	$ 14.0
	Other Accounts:	None	None	None	None
Portfolio Manager’s Material Conflicts of
Interest
Certain of our executive officers and directors, and the members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities, including ICAM or funds managed by ICAM, and affiliates of GECM and investment funds managed by our affiliates, that operate in the same or related lines of business as GECC. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Matt Kaplan, our President and Chief Executive Officer, is a portfolio manager at GECM and a member of its investment committee. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG. GEG, the parent company of GECM, currently holds approximately 9.7% of our outstanding common stock.
Although funds managed by GECM may have different primary investment objectives than us, they may from time to time invest in asset classes similar to those we target. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those targeted by, and eligible for purchase by, us. GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to us and such other funds. It is possible that we may not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with GECM. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies (which provides that no allocation decisions may be based on the fees or allocations paid by a particular client), (2) the requirements of the Advisers Act, and (3) restrictions under the Investment Company Act regarding co-investments
with affiliates, including the requirements of the Exemptive Relief Order (as defined below).
Our participation in any negotiated
co-investment
opportunities (other than those in which the only term negotiated is price) with investment funds managed by investment managers under common control with GECM (as well as with proprietary accounts of an affiliate of GECM) is subject to compliance with the Exemptive Relief Order. The allocation of all or a portion of an investment opportunity to co-investors
could result in lower returns for us than had we taken the full opportunity for ourself. There may be certain investment opportunities that fall outside the scope of the Exemptive Order or otherwise may not be permitted to be allocated to us. Accordingly, we may not be able to participate in all investment opportunities that GECM determines would otherwise be suitable for us.

We pay management and incentive fees to GECM, and reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.
GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness. The use of leverage increases the likelihood of default on our debt or other leverage, which would disfavor investors in our common stock.
The part of the incentive fee payable by us that relates to our pre-incentive
fee net investment income is computed on income that may include interest that is accrued but not yet received in cash, but payment is made on such accrual only once corresponding income is received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, which would result in the reversal of any previously accrued and unpaid incentive fees. On April 6, 2022, our Board and the independent directors approved the amendment to the Investment Management Agreement (the “Amendment”) to eliminate $163.2 million of realized and unrealized losses incurred prior to April 1, 2022 from the calculation of the Capital Gains Incentive Fee and reset the Capital Gains Commencement Date (as defined above) and the mandatory deferral commencement date, effectively resetting the incentive fee total return hurdle, which was subsequently approved by our stockholders on August 1, 2022.
As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict. We and GECM have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise in good faith.
Ownership of Securities
As of December 31, 2025, Matt Kaplan owned between $500,001 and $1,000,000 of shares of our common stock, which is calculated based on the closing price for shares of our common stock of $7.05 on December 31, 2025.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information included under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our most recent Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed on March 10, 2025, as well as any amendments reflected in subsequent filings with the SEC, and Part I, Item 2 of our most recent Quarterly Report on Form
10-Q
for the quarterly period ended September 30, 2025, filed on November 4, 2025, as well as any amendments reflected in subsequent filings with the SEC, is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
The
information included under the caption “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of our most recent Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed on
March 10, 2025
, as well as any amendments reflected in subsequent filings with the SEC, and Part I, Item 3 of our most recent Quarterly Report on Form
10-Q
for the quarterly period ended September 30, 2025, filed on
November 4, 2025
, as well as any amendments reflected in subsequent filings with the SEC, is incorporated herein by reference.

PLAN OF DISTRIBUTION
The Secondary Shares covered by this prospectus may be offered and sold from time to time by the selling stockholders. The term “selling stockholders” includes pledgees, donees, assignees, transferees or other successors-in-interest
selling shares received after the date of this prospectus from any of the selling stockholders as a gift, pledge, partnership distribution or other non-sale
related transfer. Each selling stockholder will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter
market or otherwise, at prices and under terms then prevailing or at prices related to the then-current market price or in negotiated transactions. Each selling stockholder may sell its shares by one or more of, or a combination of, the following methods:

•	an underwritten offering;

•	purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•	block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	an over-the-counter distribution in accordance with Nasdaq rules;

•	in privately negotiated transactions;

•	in options transactions; and

•	any other method permitted by applicable law.
In addition, any Secondary Shares that qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus. If the selling stockholder uses one or more underwriters in the sale, such underwriter(s) will acquire the Secondary Shares for their own account. The underwriter(s) may resell the Secondary Shares in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.
To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution, including the names of any underwriters, the purchase price and the proceeds a selling stockholder will receive from the sale, any underwriting discounts and other items constituting underwriters’ compensation, any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers, and any other information we believe to be material.
In connection with distributions of the Secondary Shares or otherwise, one or more selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the common stock in the course of hedging the positions they assume with the applicable selling stockholder. A selling stockholder may also sell the common stock short and redeliver the shares to close out such short positions. A selling stockholder may also enter into option or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). A selling stockholder may also pledge shares to a broker-dealer or other financial institution, and, upon a default, such broker-dealer or other financial institution may effect sales of the pledged shares pursuant to this prospectus (as supplemented or amended to reflect such transaction).
In effecting sales, broker-dealers or agents engaged by one or more selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholder in amounts to be negotiated immediately prior to the sale. In offering the Secondary Shares, any broker-dealers who execute sales for the selling stockholder may be deemed to be “underwriters”

within the meaning of the Securities Act in connection with such sales. The compensation of any broker-dealer may be deemed to be underwriting discounts and commissions. The specific terms of the lock-up
provisions, if any, in respect of any given offering will be described in the applicable prospectus supplement.
In order to comply with the securities laws of certain states, if applicable, the Secondary Shares must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the Secondary Shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
We advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of such selling stockholder and its affiliates. In addition, we will make copies of this prospectus available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.
At the time a particular offer of Secondary Shares is made, if required, a prospectus supplement will be distributed that will set forth the number of Secondary Shares being offered, the method of distribution and the terms of the offering, including the name or names of any underwriters, dealers or agents, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.
The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares pursuant to the registration statement of which this prospectus forms a part. Upon our notification by the selling stockholders that any material arrangement has been entered into with an underwriter or broker-dealer for the sale of shares through a block trade, special offering, exchange distribution, secondary distribution or a purchase by an underwriter or broker-dealer pursuant to the registration statement of which this prospectus forms a part, we will file a supplement to this prospectus, if required, pursuant to Rule 497 under the Securities Act, disclosing certain material information, including:

•	the name of the selling stockholder;

•	the number of Secondary Shares being offered;

•	the terms of the offering;

•	the names of the participating underwriters, broker-dealers or agents;

•	any discounts, commissions or other compensation paid to underwriters or broker-dealers and any discounts, commissions or concessions allowed or reallowed or paid by any underwriters to dealers;

•	the public offering price; and

•	other material terms of the offering.
In addition, upon being notified by the selling stockholders that a donee, pledgee, transferee or other successor-in-interest
intends to sell shares, we will, to the extent required, promptly file a supplement to this prospectus to name specifically such person as a selling stockholder.
If underwriters are used in a firm commitment underwriting, the selling stockholders will execute an underwriting agreement with those underwriters relating to the Secondary Shares that the selling stockholders will offer. Unless otherwise set forth in a prospectus supplement, the obligations of the underwriters to purchase the Secondary Shares will be subject to conditions. The underwriters, if any, will purchase such shares on a firm commitment basis and will be obligated to purchase all of such Secondary Shares.
The Secondary Shares subject to the underwriting agreement will be acquired by the underwriters for their own account and may be resold by them from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Underwriters may be deemed to have received compensation from the selling stockholders in the form of underwriting discounts or commissions and may also receive commissions from the purchasers of these shares of common stock for whom they may act as agent. Underwriters may sell these shares to or through dealers. These dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
The selling stockholders may authorize underwriters to solicit offers by institutions to purchase the shares of common stock subject to the underwriting agreement from the selling stockholders at the public offering price stated in a prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. If the selling stockholders sell Secondary Shares pursuant to these delayed delivery contracts, the prospectus supplement will state that as well as the conditions to which these delayed delivery contracts will be subject and the commissions payable for that solicitation.
The applicable prospectus supplement will set forth whether or not underwriters may over-allot or effect transactions that stabilize, maintain or otherwise affect the market price of the Secondary Shares at levels above those that might otherwise prevail in the open market, including, for example, by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids. Underwriters are not required to engage in any of these activities, or to continue such activities if commenced.
The selling stockholders and any underwriters, dealers or agents participating in a distribution of the shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any profit on the sale of the shares by the selling stockholders and any commissions received by broker-dealers may be deemed to be underwriting commissions under the Securities Act.
In the ordinary course of their business activities, any underwriter, broker-dealer or agent and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instillments. Such investment and securities activities may involve our Secondary Shares and other instruments. Any underwriter, broker-dealer or agent and their respective affiliates may also engage in transactions with or perform services for us or provide other types of financing to us in the ordinary course of their business.
The selling stockholders will pay all fees and expenses incurred in connection with the registration and offering of the Secondary Shares pursuant to the Registration Rights Agreement, including all registration and filing fees, any other regulatory fees, printing and delivery expenses, listing fees and expenses, fees and expenses of counsel, independent certified public accountants, any special experts retained by us, and any underwriting discounts and commissions and transfer taxes.
We and the selling stockholders each may agree to indemnify an underwriter, broker-dealer or agent against certain liabilities related to the sale by the selling stockholders of our common stock, including liabilities arising under the Securities Act.
To the extent required, this prospectus may be amended and/or supplemented from time to time to describe a specific plan of distribution. Instead of selling the Secondary Shares under this prospectus, the selling stockholders may sell Secondary Shares in compliance with Rule 144 under the Securities Act, if available, or pursuant to other available exemptions from the registration requirements of the Securities Act.
To comply with applicable state securities laws, the Secondary Shares will be sold, if necessary, in such jurisdictions only through registered or licensed brokers or dealers. In addition, the Secondary Shares may not be sold in some states absent registration or pursuant to an exemption from applicable state securities laws.

SELLING STOCKHOLDERS
This prospectus relates to 1,290,000 shares being offered for resale on behalf of the selling stockholders identified below. We are registering the shares to permit the selling stockholders to resell the shares when and as they deem appropriate. The following table sets forth:

•	the name of the selling stockholders;

•	the number and percent of shares of our common stock that the selling stockholders beneficially owned prior to the offering for resale of the shares under this registration statement;

•
the number of shares of our common stock that may be offered for resale for the account of the selling stockholders under this registration statement, some or all of which shares may be sold pursuant to this prospectus and any prospectus supplement; and

•
the number and percent of shares of our common stock to be beneficially owned by the selling stockholders after an offering under this registration statement (assuming all of the offered resale shares are sold by the selling stockholder

The number of shares in the column “Number of Shares Being Offered” represents all of the shares that each selling stockholder may offer under this registration statement. We do not know how long a selling stockholder will hold the shares before selling them or how many shares it will sell and we currently have no agreements, arrangements or understandings with the stockholder regarding the sale of any of the shares under this registration statement. The shares offered by this prospectus may be offered from time to time by the selling stockholder listed below.
This table is prepared solely based on information supplied to us by the listed stockholder and any public documents filed with the SEC, and assumes the sale of all of the resale shares. For the purposes of calculating percentages of beneficial ownership, as of the close of business on February 18, 2026, 13,998,168 shares of common stock were issued and outstanding.

	Shares Beneficially Owned Prior to Offering			Number of Shares Being Offered	Shares Beneficially Owned After Offering
Stockholder	Number		Percent		Number	Percent
Poor Richard LLC (1)	1,290,000	(2)	9.2%	1,290,000	—	—

(1)	Poor Richard is an affiliate of Booker Smith, a member of the board of directors of GEG.
(2)
On August 27, 2025, the Company entered into a Stock Purchase Agreement with Poor Richard, pursuant to which Poor Richard purchased, and the Company issued, 1,290,000 shares of common stock, at a net asset value of $11.65 per share or an aggregate purchase price of $15,028,500.

Shares of our common stock sold by the selling stockholders will generally be freely tradable. Sales of substantial amounts of our common stock, including by the selling stockholders, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
Mr. Kaplan serves as a Portfolio Manager and as President for GECM. Mr. Drapkin serves as Vice Chairman of the board of directors of GEG. Mr. Kleinman serves as General Counsel and Chief Compliance Officer of GECM and President, General Counsel and Chief Compliance Officer of GEG, the parent company of GECM, in addition to being our Chief Compliance Officer and Secretary. GEG owns approximately 9.7% of our outstanding shares of common stock as of February 18, 2026.
Certain of our executive officers and directors, and the members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities, including ICAM or funds managed by ICAM, that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG. GECC’s participation in any negotiated co-investment
opportunities (other than those in which the only term negotiated is price) with investment funds managed by investment managers under common control with GECM (as well as with proprietary accounts of an affiliate of GECM) is subject to compliance with the Exemptive Relief Order.
Mr. Drapkin is a director of GEG and the Chief Executive Officer & Portfolio Manager of Northern Right Capital Management LP, a beneficial owner of more than 5% of GEG’s common stock and an owner of GEG PIK notes. Mr. Drapkin does not receive compensation from us in his role as a director and is an “interested person” as defined under Section 2(a)(19) of the Investment Company Act.
We entered into a license agreement with GEG pursuant to which GEG granted us a non-exclusive,
royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the “Great Elm Capital Corp.” name and logo for so long as GECM, or an affiliate thereof, remains our investment adviser.
We are party to the Investment Management Agreement with GECM, which is wholly-owned by GEG. Subject to the overall supervision of our Board, GECM manages our day-to-day
operations and provides investment advisory and management services to us pursuant to the Investment Management Agreement. We pay GECM a fee for investment management services, which consisted of (1) base management fees of $4.5 million and $3.5 million for the years ended December 31, 2024 and 2023, respectively, and (2) an accrued and unpaid aggregate incentive fee of approximately $0.4 million as of December 31, 2024. For the year ended December 31, 2024, we incurred $2.6 million in Income Incentive Fees accrued during the period. There were no Capital Gains Incentive Fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2024. For the year ended December 31, 2023, we incurred $3.1 million in Income Incentive Fees accrued during the period. There were no Capital Gains Incentive Fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2023. GECM waived all accrued and unpaid incentive fees pursuant to the Investment Management Agreement as of March 31, 2022. In connection with the incentive fee waiver, we recognized the reversal of these accrued fees during the period ending March 31, 2022, resulting in a corresponding increase in net income and increase in NAV in such period (subject to any offsetting additional expenses or losses).
We are also party to the Administration Agreement with GECM. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator. We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement. For the fiscal years ended December 31, 2024 and 2023 we reimbursed GECM in the amount of $1.1 million and $1.1 million, respectively, for services provided under the Administration Agreement.

On February 8, 2024, we entered into a Share Purchase Agreement with Great Elm Strategic Partnership I, LLC (“GESP”), pursuant to which GESP purchased, and we issued, 1,850,424 shares of our common stock, par value $0.01 per share, at a price of $12.97 per share, which represented our net asset value per share as of February 7, 2024, for an aggregate purchase price of $24 million. GESP is a special purpose vehicle which is owned 25% by GEG. GECM, the investment manager of GECC, is a wholly-owned subsidiary of GEG. GESP has agreed that, for as long as it owns more than 3% of our common stock and to the extent required by the Investment Company Act, it will vote the shares it holds in the same proportion as the vote of all other holders of our common stock.
On June 21, 2024, we entered into a Share Purchase Agreement with Prosper Peak Holdings, LLC (“PPH”), pursuant to which PPH purchased, and we issued, 997,506 shares of our common stock, par value $0.01 per share, at a price of $12.03 per share, which represented our net asset value per share as of June 20, 2024, for an aggregate purchase price of approximately $12 million. PPH is a special purpose vehicle which is owned 25% by GEG. GECM, the investment manager of GECC, is a wholly-owned subsidiary of GEG. PHH has agreed that, for as long as it owns more than 3% of our common stock and to the extent required by the Investment Company Act, it will vote the shares it holds in the same proportion as the vote of all other holders of our common stock.
On December 11, 2024, we entered into a Share Purchase Agreement with Summit Grove Partners, LLC (“SGP”), pursuant to which SGP purchased, and we issued, 1,094,527 shares of our common stock, par value $0.01 per share, at a price of $12.06 per share, which represented our net asset value as of December 10, 2024, for an aggregate purchase price of approximately $13 million. SGP is a special purpose vehicle which is owned 25% by GEG. GECM, the investment manager of GECC, is a wholly-owned subsidiary of GEG. SGP has agreed that, for as long as it owns more than 3% of our common stock and to the extent required by the Investment Company Act, it will vote the shares it holds in the same proportion as the vote of all other holders of our common stock.
Certain of our interested directors as well as GEG’s directors are indirectly invested in PPH and SGP and may invest in future capital raising vehicles.
GECM has entered into the Shared Services Agreement, pursuant to which ICAM makes available to GECM certain back-office employees of ICAM to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time. Pursuant to the Shared Services Agreement, GECM also makes available to ICAM certain employees of GECM to provide services to ICAM in exchange for reimbursement by ICAM of the allocated portion of such employees’ time.
We have established a written policy to govern the review of potential related party transactions. GECM, our Chief Compliance Officer, and any other officers designated by us are required to review the facts and circumstances of transactions with certain affiliates, and to screen any such transactions, for potential compliance issues under Section 57(h) of the Investment Company Act.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of the close of business on February 18, 2026, certain information regarding the beneficial ownership of our common stock by:

•	each of the directors and executive officers;

•	all of our current executive officers and directors as a group; and

•	each person known by us to be beneficial owners of 5% or more of our outstanding common stock.
Beneficial ownership has been determined in accordance with Rule
13d-3
under the Exchange Act, and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own more than 5% of our common stock is based upon Schedule 13G and Schedule 13D filings filed by such persons with the SEC and other information obtained from such persons, if available.
Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percent ownership, as of the close of business on February 18, 2026, 13,998,168 shares of common stock were issued and outstanding.
The address for each of our current directors and executive officers is c/o Great Elm Capital Corp., 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410.

	Shares Beneficially Owned	Percent of Class
Interested Directors
Erik A. Falk	—	*
Matthew A. Drapkin (1)	874,187	6.2%
Independent Directors
Mark Kuperschmid (2)	16,972	*
Richard Cohen (9)	20,748	*
Chad Perry	1,850	*
Executive Officers
Matt Kaplan	133,280	1.0%
Adam Kleinman	39,170	*
Keri Davis	13,942	*
Directors and executive officers as a group (8 persons)	1,100,149	7.9%
5% Beneficial Owners
Great Elm Strategic Partnership I, LLC (3)	1,558,260	11.1%
Great Elm Group, Inc. (4)	1,358,278	9.7%
Prosper Peak Holdings, LLC (5)	997,506	7.1%
Summit Grove Partners, LLC (7)	1,094,527	7.8%
Entities affiliated with Northern Right Capital Management, L.P. (6)	798,471	5.7%
Poor Richard LLC (8)	1,290,000	9.2%

*	Less than one percent.
(1)	Includes the 798,471 shares identified in footnote (6) below.
(2)
Includes 13,972 shares held by Benmark Investments LLC (1568 Columbus Ave., Burlingame, California 94010). Mr. Kuperschmid disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)
Based on information provided to the Company and furnished in a Schedule 13G/A filed with the SEC on November 10, 2025 by GESP. GESP reported sole voting and dispositive power over 1,558,260 shares of our common stock. The address for GESP is 800 Boylston Street, Suite 900, Boston, MA 02199.

(4)
Based on information provided to the Company and furnished in a Schedule 13D/A filed with the SEC on October 9, 2025 by GEG. The address for GEG is 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410.

(5)
Based on information provided to the Company and furnished in a Schedule 13G filed with the SEC on June 24, 2024 by PPH. PPH reported sole voting and dispositive power over 997,506 shares of our common stock. The address for PPH is 800 South Street, Suite 230, Waltham, Massachusetts 02453.

(6)
Based on information provided to the Company and furnished in a Schedule 13D/A filed with the SEC on January 21, 2025, jointly by Northern Right Capital Management, L.P. (“Northern Right”), Northern Right Capital (QP), L.P. (“Northern Right QP”), Northern Right Long Only Master Fund LP (“Northern Right Long Only”), Northern Right Fund GP LLC (“Northern Right Fund GP”), BC Advisors, LLC (“BCA”) and Matthew A. Drapkin. Each of BCA and Mr. Drapkin reported shared voting and dispositive power over 798,471 shares of our common stock. Mr. Drapkin also reported sole voting and dispositive power over 75,716 shares of our common stock. Northern Right QP reported sole voting and dispositive power over 352,189 shares of our common stock. Each of Northern Right Long Only and Northern Right Fund GP reported sole voting and dispositive power over 77,142 shares of our common stock. Northern Right reported sole voting and dispositive power over 369,140 shares of our common stock and also reported shared voting and dispositive power over 429,331 shares of our common stock. The address for Northern Right is 9 Old Kings Hwy S., 4th Floor, Darien, CT 06820.

(7)
Based on information provided to the Company and furnished in a Schedule 13G filed with the SEC on December 12, 2024 by SGP. SGP reported sole voting and dispositive power over 1,094,527 shares of our common stock. The address for SGP is 800 Boylston Street, Suite 900, Boston, MA 02199.

(8)
Based on information provided to the Company and furnished in a Schedule 13G filed with the SEC on September 4, 2025 by Poor Richard. Poor Richard reported sole voting and dispositive power over 1,290,000 shares of our common stock. The address for Poor Richard is 500 Frank W Burr Boulevard, Suite 720, Teaneck, NJ 07666.

(9)	Includes 2,612 shares held by Mr. Cohen’s spouse. Mr. Cohen disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

DETERMINATION OF NET ASSET VALUE
We determine our NAV each quarter by subtracting our total liabilities from the fair value of our gross assets.
We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our Board. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of us; (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary); (3) are able to transact for the asset; and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).
Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short-term debt investments with remaining maturities within 90 days are generally valued at amortized cost, which approximates fair value.
Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, are valued at fair value using a valuation process consistent with our Board-approved policy. Our Board has designated the Adviser as the valuation designee responsible for approving in good faith the valuation of our portfolio as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may impact the market quotations used to value some of our investments.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.
No action will be required on the part of a registered stockholder to have his or her cash distribution reinvested in our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for common stock acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such common stock in non-certificated
form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to each applicable record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose common stock are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We intend to use primarily newly issued common stock to implement the plan to the extent our common stock is trading at a premium to NAV per share of the common stock. In the case that such newly issued common stock is used to implement the plan, the number of common stock to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the date fixed by the Board for such purposes. Market price per share on that date will be the closing price for such common stock on the national securities exchange on which our common stock is then listed or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. Notwithstanding the foregoing, we reserve the right to instruct the plan administrator to purchase our common stock in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to each stockholder who has not so elected to receive cash distributions in cash in the manner set forth above for issuance of new common stock, substituting where applicable the average purchase price, excluding any brokerage charges or other charges, of all common stock purchased in the open market in lieu of the market price per share. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional common stock will be issued has been determined and elections of our stockholders have been tabulated.
The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common stock held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock are generally subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us generally will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the common stock is credited to the U.S. stockholder’s account.
We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 48 Wall Street, Floor 23, New York, NY 10005 or by phone at (800)
937-5449.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain U.S. federal income tax considerations applicable to the ownership and disposition of the Secondary Shares by a “U.S. Holder” or a
“Non-U.S.
Holder” (each as defined below). This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations, all as in effect as of the date of this registration statement and all of which are subject to change or to differing interpretation, possibly with retroactive effect. Any such change or differing interpretation could alter the tax consequences to stockholders described in this registration statement. The discussion does not purport to deal with all of the U.S. federal income tax consequences which may be important to particular stockholders in light of their individual investment circumstances (such as the effects of Section 451 of the Code, which conforms the timing of certain income accruals to financial statements) or to some types of stockholders subject to special tax rules, including stockholders subject to an alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt
organizations, partnerships or other pass-through entities for U.S. federal income tax purposes and investors therein, stockholders holding the Secondary Shares in connection with a hedging, straddle, conversion or other integrated transaction,
Non-U.S.
Holders engaged in a trade or business in the United States, U.S. expatriates or stockholders who have ceased to be U.S. citizens or to be taxed as resident aliens, stockholders who mark-to-market
the Secondary Shares for U.S. federal income tax purposes or stockholders who contribute assets to us in exchange for the Secondary Shares. This discussion assumes that the stockholders hold the Secondary Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax principles affecting our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. This summary does not include any discussion of the tax laws of any state, local or
non-U.S.
government that may be applicable to us or a particular stockholder nor does it discuss any U.S. federal tax consequences other than U.S. federal income tax consequences (such as U.S. federal estate or gift tax consequences). Stockholders are urged to consult their tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in the Secondary Shares.
The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in us.
Taxation of GECC
A discussion of taxation of GECC is included under “The Company-Certain Federal Income Tax Matters.” The discussion below assumes that we qualify as a RIC for U.S. federal income tax purposes.
Taxation of U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of the Secondary Shares that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia; or

•	an estate or trust, the income of which is subject to U.S. federal income taxation regardless of its source.
If a partnership or other entity or arrangement classified as a partnership for U.S. tax purposes holds the Secondary Shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring the Secondary Shares, and partners in such partnerships, should consult their tax advisors. Prospective investors that are not U.S. Holders should refer to the section
“Non-U.S.
Holders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in the Secondary Shares, including the potential application of U.S. withholding taxes.
Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for any dividends received deduction allowed to corporate U.S. Holders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned the Secondary Shares. For non-corporate
U.S. Holders, capital gains dividends are currently taxed at preferential rates.
Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your Secondary Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you.
If we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to U.S. Holders. If a designation is made, a U.S. Holder would include in income, as long-term capital gain, its proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for its proportionate share of the corporate tax paid by us. A U.S. Holder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for its share of the taxes we paid. In addition, the tax basis of the Secondary Shares owned by a U.S. Holder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Holder s income as long-term capital gain and (ii) the U.S. Holder’s proportionate share of the corporate tax paid by us.
Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Secondary Shares. We have the ability to declare a large portion of a dividend in shares of our stock. In August of 2017, the IRS promulgated guidance stating that as long as 20% of the dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, U.S. Holders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.
If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.
A U.S. Holder will recognize gain or loss on the sale or exchange of the Secondary Shares in an amount equal to the difference between the U.S. Holder’s adjusted basis in the Secondary Shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a U.S. Holder on the sale or other disposition of the Secondary Shares will result in capital gain or loss, and will result in a long-term capital gain or loss if those shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of the Secondary Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of the Secondary Shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a
61-day
period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Non-corporate
U.S. Holders with income in excess of certain thresholds are, in general, subject to an additional 3.8% surtax on their “net investment income,” which ordinarily includes taxable distributions from us and taxable gain on the disposition of the Secondary Shares.
Distributions in respect to the Secondary Shares and gross proceeds from the disposition the Secondary Shares are generally subject to information reporting, unless you are an exempt recipient. We (or another applicable withholding agent) may be required to withhold U.S. federal income tax (“backup withholding”), from all taxable distributions or such gross proceeds to any non-corporate
U.S. Holder (1) who fails to furnish us (or the other withholding agent) with a correct taxpayer identification number or a certificate that such U.S. Holder is exempt from backup withholding or (2) with respect to whom the IRS notifies us (or the other withholding agent) that such U.S. Holder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under the backup withholding rules is allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle such U.S. Holder to a refund, provided that proper information is timely provided to the IRS.
Certain provisions of the Code referred to as “FATCA” generally require withholding at a rate of 30% on dividends in respect of the Secondary Shares held by or through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The IRS has issued proposed Treasury Regulations that eliminate this withholding on payments of gross proceeds, which withholding would have otherwise applied. Pursuant to the preamble to the proposed Treasury Regulations, an applicable withholding agent may (but is not required to) rely on this proposed change until final Treasury Regulations are issued or until such proposed Treasury Regulations are rescinded. We will not pay any additional amounts in respect to any amounts withheld.
Under U.S. Treasury regulations, if a U.S. Holder recognizes a loss with respect to shares of $2 million or more for a non-corporate
U.S. Holder or $10 million or more for a corporate U.S. Holder in any single taxable year (or a greater loss over a combination of years), the U.S. Holder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. U.S. Holders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
U.S. Holders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Secondary Shares.
Taxation of
Non-U.S.
Holders
The following discussion only applies to
Non-U.S.
Holders. For purposes of this discussion, a
“Non-U.S.
Holder” is a beneficial owner of the Secondary Shares that is, for U.S. federal income tax purposes:

•	a nonresident alien individual;

•	a foreign corporation; or

•	a foreign estate or trust.
A
Non-U.S.
Holder does not include nonresident alien individuals present in the United States for 183 days or more in the taxable year of disposition of the Secondary Shares, or former citizens or residents of the United States, who should consult their tax advisors regarding the U.S. federal income tax consequences of owning and disposing of the Secondary Shares.

If a
non-U.S.
investor is a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the partnership’s activities. Whether an investment in the Secondary Shares is appropriate for a
Non-U.S.
Holder will depend upon that stockholder’s particular circumstances. An investment in the Secondary Shares by a
Non-U.S.
Holder may have adverse tax consequences.
Non-U.S.
Holders should consult their tax advisors before investing in the Secondary Shares.
Distributions of ordinary income dividends to
Non-U.S.
Holders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the
Non-U.S.
Holder is engaged in a trade or business in the United States (and, if required by an applicable income tax treaty, such
Non-U.S.
Holder conducts such trade or business through a permanent establishment in the United States). Special certification requirements apply to a
Non-U.S.
Holder that is a foreign trust, and such entities are urged to consult their tax advisors.
Actual or deemed distributions of our net capital gain to a
Non-U.S.
Holder, and gain recognized by a
Non-U.S.
Holder upon the sale of the Secondary Shares, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the
Non-U.S.
Holder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the
Non-U.S.
Holder in the United States).
In general, no U.S. withholding taxes will be imposed on dividends paid by RICs to
Non-U.S.
Holders to the extent dividends are designated as “interest-related dividends” (and the
Non-U.S.
Holder does not own ten percent or more, actually or constructively, of the underlying payor of the interest, by vote), or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a
Non-U.S.
Holder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest-related or short-term capital gain dividends.
If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a
Non-U.S.
Holder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the
Non-U.S.
Holder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the
Non-U.S.
Holder is not otherwise required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate
Non-U.S.
Holder, distributions (both actual and deemed), and gains realized upon the sale of the Secondary Shares that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain
Non-U.S.
Holders.
A
Non-U.S.
Holder who is a
non-resident
alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to backup withholding of U.S. federal income tax on dividends unless the
Non-U.S.
Holder provides us or the dividend paying agent with an IRS Form
W-8BEN
or IRS Form
W-8BEN-E
or otherwise meets documentary evidence requirements for establishing that it is a
Non-U.S.
Holder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
Non-U.S.
Holders may also be subject to information reporting.
Certain provisions of the Code referred to as “FATCA” generally require withholding at a rate of 30% on dividends in respect of the Secondary Shares held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain
non-U.S.
entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which the Secondary Shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect to the Secondary Shares held by an investor that is a non-financial
non-U.S.
entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us (or another applicable withholding agent) that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the Secretary of the Treasury. The IRS has issued proposed Treasury Regulations that eliminate this withholding on payments of gross proceeds, which withholding would have otherwise applied. Pursuant to the preamble to the proposed Treasury Regulations, an applicable withholding agent may (but are not required to) rely on this proposed change until final Treasury Regulations are issued or until such proposed Treasury Regulations are rescinded. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld, including amounts withheld pursuant to FATCA.
Non-U.S.
Holders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in the Secondary Shares.

DESCRIPTION OF OUR COMMON STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and our charter (“Charter”) and bylaws (“Bylaws”). This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on Nasdaq under the ticker symbol “GECC.” There are no outstanding options or warrants to purchase our common stock. No common stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end
is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
As of February 18, 2026, there were 13,998,168 shares of stock outstanding.
Under our Charter, our Board is authorized to classify and reclassify any unissued stock into other classes or series of stock, including a class or series of preferred stock, without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that a majority of our entire Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All of our common stock has equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights, generally have no appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such common stock will be unable to elect any director.
Preferred Stock
Our Charter authorizes our Board to classify and reclassify any unissued common stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be indirectly borne by our existing stockholders. Under the terms of our Charter, our Board is authorized to issue preferred stock in one or more classes or series without stockholder approval. Prior to issuance of preferred stock of each class or series, the Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company
A
ct requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, the aggregate involuntary liquidation preference of such preferred stock, together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities, must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock, if any, would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and
Adv
ance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of GECC or any individual who, while a director or officer of GECC and at our request, serves or has served another corporation, partnership, limited liability company, real estate investment trust, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter requires otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, in the event that our present or former directors or officers serve another entity as a director, officer, partner or trustee, we expect to obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for a three-year term ending at the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and qualifies. Each year, one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our Charter and Bylaws provide that the affirmative vote of a plurality of the votes cast in the election of directors at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Our Board has the exclusive right to amend the Bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors will be set only by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than one nor more than nine. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Accordingly, except as may be provided by our Board in setting the terms of any class or series of preferred stock, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

Our Charter provides that, subject to the rights of holders of preferred stock, a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds
of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, unless a corporation’s charter provides otherwise (which our Charter does not), stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board or (3) by a stockholder who was a stockholder of record at the record date set by our Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice by the stockholders as provided for in our Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice provisions of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of our Board or (2) provided that the meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date set by our Board for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving notice as provided for in our Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the Bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed. They may also have the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our Bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds
of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of amendments and extraordinary transactions by stockholders entitled to cast a majority of the votes entitled to be cast on the matter.
However, our Charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

•
amendments to the provisions of our Charter relating to the classification of our Board, the power of our Board to fix the number of directors and to fill vacancies on our Board, the vote required to elect or remove a director, the vote required to approve our dissolution, amendments to our Charter and extraordinary transactions and our Board exclusive power to amend our Bylaws;

•	Charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the Investment Company Act);

•	our liquidation or dissolution or any amendment to our Charter to effect any such liquidation or dissolution;

•
any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders; or

•
any transaction between us, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth
or more of the voting power in the election of our directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group, on the other hand.

However, if such amendment, proposal or transaction is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such a matter, except that any transaction that would not otherwise require stockholder approval under the Maryland General Corporation Law will not require further stockholder approval unless our Charter, our Bylaws or the Maryland General Corporation Law requires such approval. In either event, in accordance with the requirements of the Investment Company Act, any such amendment, proposal or transaction that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the Investment Company Act. The “continuing directors” are defined in our Charter as (1) certain of our current directors named therein or (2) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our Charter and Bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Acquisition Share Act discussed below, as permitted by the Maryland General Corporation Law, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our entire Board determines that such rights shall apply.

Control Share Acquisitions
The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of stockholders entitled to cast two-thirds
of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Maryland Control Share Acquisition Act does not apply (a) to stock acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future.
Business Combinations
Under Maryland law, the Maryland Business Combination Act provides that certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year
period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds
of the votes entitled to be cast by holders of voting stock of the corporation other than common stock held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their stock in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its stock.
The Maryland Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Maryland Business Combination Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that GECC being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of GECC and increase the difficulty of consummating any offer.
Forum Selection Clause
Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders, (c) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the Maryland General Corporation Law or our Charter or Bylaws or (d) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division.

Waiver of Corporate Opportunity Doctrine
Our Charter provides that, we, by resolution of our Board, may renounce any interest or expectancy of ours in (or in being offered an opportunity to participate in) business opportunities that are presented to us or developed by or presented to one of more of our directors or officers.
Conflict with Investment Company Act
Our Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including, without limitation, the Maryland Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities and cash are held in safekeeping by The Northern Trust Company located at 50 South LaSalle Street, Chicago, Illinois 60603. Equiniti Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 48 Wall Street, Floor 23, New York, NY 10005.

LEGAL MATTERS
Certain legal matters with respect to the Secondary Shares offered by this prospectus will be passed upon for us by Venable LLP, Baltimore, Maryland. Certain legal matters in connection with an offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Great Elm Capital Corp. incorporated by reference in this registration statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 115 Federal Street, Boston, MA 02110.

WHERE YOU CAN FIND MORE INFORMATION
We have filed with the SEC a registration statement on Form
N-2,
together with all amendments and related exhibits, under the Securities Act, with respect to the Secondary Shares offered by this prospectus. The registration statement contains additional information about us and the Secondary Shares being offered by this prospectus.
We file annual, quarterly and current reports, proxy statements and other information about us with the SEC meeting the informational requirements of the Exchange Act. You may also obtain free copies of these materials and make stockholder inquiries by contacting us at Great Elm Capital Corp., 3801 PGA Boulevard, Suite 603, Palm Beach Gardens, Florida 33410 or by calling us collect at (617)
375-3006.
We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov where such information is available without charge.

INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement, if any, is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the Secondary Shares offered by this prospectus and any accompanying prospectus supplement, if any, have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form
8-K
or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement, if any. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement, if any, and other information previously filed with the SEC.
The
prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

•
Our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed on March 10, 2025, including the portions of our Definitive Proxy Statement on Schedule 14A that are incorporated by reference into Part III of our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed on March 10, 2025;

•
Our Quarterly Reports on Form
10-Q
for the quarterly periods ended March 31, 2025, filed on May 5, 2025, for the quarterly period ended June 30, 2025, filed on August 4, 2025, and for the quarterly period ended September 30, 2025, filed on November 4, 2025;

•
Our Current Reports on Form
8-K
filed with the SEC on May 6, 2025, May 30, 2025, August 13, 2025, August 27, 2025, August 29, 2025, September 10, 2025, September 11, 2025, October 2, 2025, and October 7, 2025 (except information furnished under Item 2.02);

•
The description of our common stock set forth in the registration statement on Form
8-A
filed on September 27, 2016, as updated by Exhibit 4.11 to the Company’s Annual Report on Form
10-K
for the year ended December 31, 2024, filed on March 10, 2024, and all amendments and reports filed for the purpose of updating that description.

See “Where You Can Find More Information” for information on how to obtain a copy of these filings.

GREAT ELM CAPITAL CORP.

Common Stock

PROSPECTUS

No dealer, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Great Elm Capital Corp. and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

   , 2026

PART C — OTHER INFORMATION

Item 25.	Financial Statements and Exhibits Financial Statements

The consolidated financial statements of Great Elm Capital Corp. (the “Registrant”) included in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which includes the Financial Highlights for years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017 and 2016, and the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025, are incorporated by reference in Part A of this registration statement.

Exhibits

Unless otherwise indicated, all references are to exhibits to the applicable filing by the Registrant under File No. 814-01211 with the Securities and Exchange Commission (the “SEC”).

Exhibit Number	Description

(a)	Articles of Amendment and Restatement of the Registrant (incorporated by reference to Exhibit 3.1 to the Form 8-K filed on November 7, 2016)

(a)(1)	Articles of Amendment of the Registrant (incorporated by reference to Exhibit 3.1 to the Form 8-K filed on March 2, 2022)

(b)	Bylaws of the Registrant (incorporated by reference to Exhibit 2 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)

(d)(1)	Indenture, dated as of September 18, 2017, by and between the Registrant and Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company, LLC), as trustee (the “Trustee”) (incorporated by reference to Exhibit 4.1 to the Form 8-K/A filed on September 21, 2017)

(d)(2)	Form of certificate of the Registrant’s common stock (incorporated by reference to Exhibit 5 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)

(d)(5)	Global Note (5.875% Notes due 2026), dated as of June 23, 2021 (incorporated by reference to Exhibit 4.2 to the Form 8-K filed on June 23, 2021)

(d)(6)	Fourth Supplemental Indenture, dated as of June 23, 2021 by and between the Registrant and the Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K filed on June 23, 2021)

(d)(9)	Global Note (8.50% Notes due 2029), dated April 17, 2024 (incorporated by reference to Exhibit 4.2 to the Form 8-K filed on April 17, 2024)

(d)(10)	Global Note (8.50% Notes due 2029), dated July 9, 2024 (incorporated by reference to Exhibit 4.1 to the Form 8-K filed on July 9, 2024)

(d)(11)	Sixth Supplemental Indenture, dated as of April 17, 2024, by and between the Registrant and the Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K filed on April 17, 2024)

(d)(12)	Global Note (8.125% Notes due 2029) (incorporated by reference to Exhibit 4.2 to the Form 8-K filed on September 19, 2024)

(d)(13)	Form of Seventh Supplemental Indenture, by and between the Registrant and the Trustee (incorporated by reference to Exhibit (d)(3) to the Form N-2/A filed on September 9, 2024

(d)(14)	Eighth Supplemental Indenture, dated as of September 11, 2025, by and between the Registrant and the Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K filed on September 11, 2025)

(d)(15)	Global Note (7.75% Notes due 2030) (incorporated by reference to Exhibit 4.2 to the Form 8-K filed on September 11, 2025)

Exhibit Number	Description

(e)	Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit 13(d) to the pre-effective amendment to the Registration Statement on Form N-14 (File No. 333-212817) filed on September 26, 2016)

(g)	Amended and Restated Investment Management Agreement (incorporated by reference to Exhibit (g) to the Registration Statement on Form N-2 (File No. 333-272790) filed on June 16, 2023)

(j)	Custody Agreement, dated as of July 1, 2023, by and between the Registrant and The Northern Trust Company (incorporated by reference to Exhibit 10.5 to the Form 10-K filed on February 29, 2024)

(k)(1)	Administration Agreement, dated as of September 27, 2016, by and between the Registrant and GECM (incorporated by reference to Exhibit 10.2 to the Form 8-K filed on November 7, 2016)

(k)(2)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Form 8-K filed on November 7, 2016)

(k)(3)	Loan, Guarantee and Security Agreement, dated May 5, 2021, between the Registrant and City National Bank (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on May 6, 2021)

(k)(4)	Third Amendment, dated as of November 22, 2023 to Loan, Guarantee and Security Agreement, as of May 5, 2021, by and among the Registrant and City National Bank, as amended (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on November 27, 2023)

(k)(5)	Second Amended and Restated Limited Liability Company Agreement of CLO Formation JV, LLC dated as of August 20, 2024 (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on August 22, 2024)

(l)(1)*	Opinion of Venable LLP

(n)(1)*	Consent of Deloitte & Touche LLP, Registered Independent Accounting Firm.

(n)(2)*	Consent of Venable LLP (included in Exhibit (l)(1))

(n)(3)	Power of Attorney (incorporated by reference to Exhibit (n)(3) to the Registration Statement on Form N-2 (File No. 333-292558) filed on January 2, 2026)

(r)(1)	Code of Ethics of Registrant (incorporated by reference to Exhibit 14.1 to the Form 10-K filed on February 29, 2024)

(r)(2)	Code of Ethics of GECM (incorporated by reference to Exhibit 14.2 to the Form 10-K filed on February 29, 2024)

(r)(3)	Code of Ethics and Securities Trading Policy of Registrant (incorporated by reference to Exhibit (r)(3) to the Registration Statement on Form N-2 (File No. 333-292558) filed on January 2, 2026)

(s)	Calculation of Filing Fee Table (incorporated by reference to Exhibit (s) to the Registration Statement on Form N-2 (File No. 333-292558) filed on January 2, 2026)

101.INS	Inline XBRL Instance Document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith.
**	To be filed either by amendment or as an exhibit to a report filed under the Exchange Act and incorporated herein by reference.

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

Item 27.	Other Expenses of Issuance and Distribution*

SEC registration fee	$1,208
Nasdaq Global Select Additional Listing Fees	5,000
Accounting fees and expenses	12,000
Legal fees and expenses	318,300
Printing and engraving	35,000
Miscellaneous fees and expenses	20,000

Total	$391,508

*	These amounts (other than the SEC registration fee and Nasdaq fee) are estimates.

Item 28.	Persons Controlled by or Under Common Control

Entity	Ownership	Jurisdiction of Organization
Great Elm Specialty Finance, LLC	87.5%	Delaware
CLO Formation JV, LLC – GECC	71.25%	Delaware

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of our securities as of February 18, 2026.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	10
5.875% Notes due 2026	1
8.50% Notes due 2029	1
8.125% Notes due 2029	1
7.75% Notes due 2030	1

Item 30.	Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s Charter and Article XI of the Registrant’s Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. The Registrant’s Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

The Registrant’s Charter authorizes the Registrant, and the Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, partnership, limited liability company, real estate investment trust, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made, or threatened to be made, a party to, or witness in the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

If the securities are sold through underwriters, we may indemnify such underwriters and certain of their controlling persons in connection with this offering against certain liabilities, including liabilities under the Securities Act, or contribute to payments the underwriters may be required to make in respect of those liabilities.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the Investment Company Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Investment Adviser and Administrator

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 31.	Business and Other Connections of Investment Adviser

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of GECM, reference is made to GECM’s Form ADV, filed with the SEC under the Investment Advisers Act of 1940, as amended, and incorporated herein by reference upon filing.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

1.	the Registrant, 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410;

2.	the Transfer Agent, Equiniti Trust Company, LLC, 48 Wall Street, Floor 23, New York, New York 10005;

3.	the Custodian, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603; and

4.	GECM, 3801 PGA Blvd., Suite 603, Palm Beach Gardens, Florida 33410.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

The Registrant undertakes:

1.	Not applicable.

2.	Not applicable.

3.	(a)	Not applicable.

	(b)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

	(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

	(d)	That, for the purpose of determining liability under the Securities Act to any purchaser:

		(1)	If the Registrant is relying on Rule 430B:

			(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

			(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

	(e)	The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act; (2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants; (3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	(a) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.	To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Beach Gardens, and the State of Florida, on the 19th day of February, 2026.

GREAT ELM CAPITAL CORP.

By:	/s/ Matt Kaplan
Name:	Matt Kaplan
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of February 19, 2026.

Name	Capacity

/s/ Matt Kaplan Matt Kaplan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Keri Davis Keri Davis	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

/s/ Mark Kuperschmid* Mark Kuperschmid	Director

/s/ Matthew Drapkin* Matthew Drapkin	Director

/s/ Richard Cohen* Richard Cohen	Director

/s/ Chad Perry* Chad Perry	Director

/s/ Erik A. Falk* Erik A. Falk	Director

*By:	/s/ Matt Kaplan
Matt Kaplan Attorney-in-fact